Exhibit 10.1

TRANSACTION AGREEMENT

BY AND AMONG

THE SELLERS NAMED HEREIN,

THE ACQUIRED COMPANIES NAMED HEREIN,

THE SELLER REPRESENTATIVE NAMED HEREIN,

BRE JUPITER LLC,

GLP US MANAGEMENT HOLDINGS LLC

AND

THE MERGER SUBS NAMED HEREIN

DATED AS OF JUNE 2, 2019

TABLE OF CONTENTS

Page

Article I CERTAIN DEFINITIONS	6
Section 1.1	Definitions6
Article II THE TRANSACTIONS	19
Section 2.1	The Transactions19
Section 2.2	Closing; Effective Time19
Section 2.3	Deliveries at the Closing20
Section 2.4	Purchase Price21
Section 2.5	Adjustment Escrow Amount23
Section 2.6	Allocation23
Section 2.7	Tax Treatment24
Section 2.8	Withholding24
Section 2.9	Intentionally Omitted25
Section 2.10	Additional Provisions Related to the Mergers25
Article III REPRESENTATIONS AND WARRANTIES REGARDING THE GROUP COMPANIES	26
Section 3.1	Organization and Qualification26
Section 3.2	Capitalization of the Group Companies26
Section 3.3	Authority27
Section 3.4	Financial Statements28
Section 3.5	Consents and Approvals; No Violations28
Section 3.6	Material Contracts29
Section 3.7	Absence of Certain Changes30
Section 3.8	Litigation31
Section 3.9	Compliance with Applicable Law31
Section 3.10	Employee Plans31
Section 3.11	Environmental Matters32
Section 3.12	Intellectual Property33
Section 3.13	Labor Matters33
Section 3.14	Insurance33
Section 3.15	Tax Matters34
Section 3.16	Properties and Ground Leases36
Section 3.17	Leased Real Property; Personal Property37
Section 3.18	Space Leases37
Section 3.19	Security Deposits38
Section 3.20	Rent Rolls38
Section 3.21	Transactions with Affiliates38
Section 3.22	Brokers38
Section 3.23	Anti-Money Laundering and Anti-Terrorism Laws; Anti-Corruption38
Section 3.24	Exclusivity of Representations and Warranties39
Section 3.25	Scope of Representations and Warranties39

Article IV REPRESENTATIONS AND WARRANTIES REGARDING SELLERS	40
Section 4.1	Organization40
Section 4.2	Authority40
Section 4.3	Consents and Approvals; No Violations40
Section 4.4	Ownership of the Purchased Interests41
Section 4.5	Brokers41
Section 4.6	Anti-Money Laundering and Anti-Terrorism Laws; Anti-Corruption41
Section 4.7	Exclusivity of Representations and Warranties41
Section 4.8	Scope of Representations and Warranties42
Article V REPRESENTATIONS AND WARRANTIES OF BUYER PARTIES	42
Section 5.1	Organization42
Section 5.2	Authority42
Section 5.3	Consents and Approvals; No Violations42
Section 5.4	Brokers43
Section 5.5	Guaranty43
Section 5.6	Solvency43
Section 5.7	REIT Matters43
Section 5.8	Merger Subs44
Section 5.9	Investigation; No Other Representations; Investment Risk44
Section 5.10	Anti-Money Laundering and Anti-Terrorism Laws; Anti-Corruption44
Article VI COVENANTS	45
Section 6.1	Conduct of Business of the Group Companies45
Section 6.2	Tax Matters48
Section 6.3	Access to Information and Properties48
Section 6.4	Efforts to Consummate52
Section 6.5	Public Announcements54
Section 6.6	Indemnification; Directors’ and Officers’ Insurance54
Section 6.7	Exclusive Dealing56
Section 6.8	Financing56
Section 6.9	Space Leases58
Section 6.10	Ground Leases and Material Real Property Leases58
Section 6.11	Director Resignations59
Section 6.12	Other Transactions59
Section 6.13	REIT Matters60
Section 6.14	Employee Matters60
Section 6.15	Representation and Warranty Insurance61
Section 6.16	Trademark Matters61
Section 6.17	Risk of Loss; Condemnation and Casualty63
Section 6.18	Termination of Affiliate Arrangements64
Section 6.19	Notification of Certain Matters64
Section 6.20	Section 280G Matters64

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Article VII CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS	65
Section 7.1	Conditions to the Obligations of the Parties65
Section 7.2	Other Conditions to the Obligations of Buyer Parties65
Section 7.3	Other Conditions to the Obligations of the Acquired Companies and Sellers66
Section 7.4	Frustration of Closing Conditions67
Article VIII TERMINATION; AMENDMENT; WAIVER	67
Section 8.1	Termination67
Section 8.2	Effect of Termination68
Article IX SELLER REPRESENTATIVE	70
Section 9.1	Authorization of the Seller Representative70
Section 9.2	Limitations on Liability72
Article X MISCELLANEOUS	73
Section 10.1	Survival73
Section 10.2	Entire Agreement73
Section 10.3	Assignment73
Section 10.4	Notices74
Section 10.5	Fees and Expenses75
Section 10.6	Construction; Interpretation75
Section 10.7	Exhibits and Schedules75
Section 10.8	No Third Party Beneficiaries76
Section 10.9	Severability76
Section 10.10	Counterparts; Facsimile Signatures76
Section 10.11	Knowledge76
Section 10.12	No Recourse76
Section 10.13	Governing Law77
Section 10.14	Jurisdiction and Venue77
Section 10.15	WAIVER OF JURY TRIAL77
Section 10.16	Specific Performance77
Section 10.17	Amendment78
Section 10.18	Extension; Waiver78

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EXHIBITS

ASellers, Acquired Companies and Merger Subs

BSample Purchase Price Calculation

CManagement Holdings

DForm of Escrow Agreement

EForm of Kirkland & Ellis LLP Tax Opinion

FForm of Officer’s Certificate

GTenant Inducements, Tenant Allowances and Leasing Costs

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TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of June 2, 2019 (the “Effective Date”), is made by and among (i) (A) each of the parties listed in the column entitled “USIP II Sellers” on Exhibit A attached hereto (individually, a “USIP II Seller” and collectively, “USIP II Sellers”), and (B) Harvest Logistics Investment, LP, a Delaware limited partnership (“USIP III Seller”, and, together with the USIP II Sellers, individually, a “Seller” and collectively, “Sellers”), (ii) (A) each of the entities listed in the column entitled “USIP I Companies” on Exhibit A attached hereto (individually, a “USIP I Company” and collectively, the “USIP I Companies”), (B) each of the entities listed in the column entitled “USIP II Companies” on Exhibit A attached hereto (individually, a “USIP II Company” and collectively, the “USIP II Companies”), and (C) each of the entities listed in the column entitled “USIP III Companies” on Exhibit A attached hereto (individually, a “USIP III Company” and collectively, the “USIP III Companies” and, together with the USIP I Companies and the USIP II Companies, individually, a “USIP Company” or an “Acquired Company” and collectively, the “USIP Companies” or the “Acquired Companies”), (iii) GLP US Management Holdings II LLC, a Delaware limited liability company, in its capacity as the Seller Representative (“Seller Representative”), (iv)  GLP US Management Holdings LLC, a Delaware limited liability company (“Management Holdings”), (v) BRE Jupiter LLC, a Delaware limited liability company (“Buyer”), and (vi) each of the entities listed in the column entitled “Merger Subs” on Exhibit A attached hereto (individually, a “Merger Sub” and collectively, the “Merger Subs”).  Sellers and the USIP I Companies shall be referred to herein from time to time collectively as the “Seller Parties”.  Buyer and the Merger Subs shall be referred to herein from time to time collectively as the “Buyer Parties”.  The Seller Parties, the Acquired Companies, the Seller Representative, Management Holdings and the Buyer Parties shall be referred to herein from time to time collectively as the “Parties”.  Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 1.1.

WHEREAS, (i) the USIP II Sellers are, collectively, the owners of 100% of the common units (collectively, the “USIP II Interests”) in each of the USIP II Companies, and (ii) USIP III Seller is the owner of 100% of the common units (collectively, the “USIP III Interests” and, together with the USIP II Interests and the USIP III Interests, collectively, the “Purchased Interests”) in each of the USIP III Companies;

WHEREAS, as an inducement to the Seller Parties entering into this Agreement, Blackstone Real Estate Partners VIII L.P. (the “Guarantor”) is entering into a guaranty (the “Guaranty”), pursuant to which the Guarantor is guaranteeing certain obligations of Buyer under this Agreement;

WHEREAS, the Parties desire that, upon the terms and subject to the conditions set forth in this Agreement, (i) each of the Merger Subs will merge with and into a corresponding USIP I Company pursuant to separate mergers, as identified on Exhibit A under the column “Merger Subs” opposite the name of each such USIP I Company, with each of the USIP I Companies surviving such applicable merger as a wholly owned Subsidiary of Buyer and (ii) Buyer will purchase from Sellers, and Sellers will sell to Buyer, all of the Purchased Interests; and

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WHEREAS, this Agreement constitutes the “agreement of merger” within the meaning of Section 18-209 of the Delaware Limited Liability Company Act with respect to each Merger.

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Article I
CERTAIN DEFINITIONS

Section 1.1Definitions

.  As used in this Agreement, the following terms have the respective meanings set forth below:

“2019 Short Year” has the meaning set forth in Section 3.15(f).

“Accounting Firm” means an independent accounting firm of recognized international standing in the United States mutually agreed upon by Buyer and Sellers.  Should Buyer and Sellers fail to reach agreement in this respect, “Accounting Firm” shall mean PricewaterhouseCoopers LLP.

“Acquired Companies” has the meaning set forth in the introductory paragraph of this Agreement.

“Adjustment Escrow Amount” means $100,000,000.

“Adjustment Escrow Fund” has the meaning set forth in Section 2.5.

“Adjustment Time” means 11:59 pm Los Angeles, California time on the day immediately prior to the Closing Date.

“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of equity interests, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto; provided, that for purposes of this Agreement, Blackstone Real Estate Income Trust, Inc. and its Subsidiaries shall be deemed to be Affiliates of Buyer.

“Affiliate Arrangements” has the meaning set forth in Section 3.21(b).

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Allocation” has the meaning set forth in Section 2.6.

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“Alternative Transaction” means the acquisition (whether by purchase, merger, business combination or otherwise) of all or a material portion of the equity interests or assets of the Group Companies taken as a whole (other than assets sold in the ordinary course of business and otherwise in compliance with this Agreement).

“Ancillary Documents” means each agreement (other than this Agreement), document, instrument or certificate required by this Agreement to be executed by the Parties in connection with the Transactions.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other federal, state and international statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, anti-competitive conduct or restraint of trade.

“Applicable Corruption Law(s)” means, with respect to any Person, all Laws applicable to such Person relating to bribery or corruption of any jurisdiction where such Person conducts business.

“Assumed Loans” has the meaning set forth in Section 6.12(b).

“Bankruptcy and Equity Exception” has the meaning set forth in Section 3.3.

“Base Purchase Price” means $18,700,000,000.

“Blackstone” has the meaning set forth in Section 6.4(b)(i).

“Brokerage Agreements” has the meaning set forth in Section 3.16(d).

“Business Day” means any day other than a Saturday, Sunday or day on which banks are permitted to close in the State of New York or the State of California.

“Buyer” has the meaning set forth in the introductory paragraph of this Agreement.

“Buyer Non-Recourse Parties” means, collectively, the Buyer Parties, the Guarantor or any of their respective former, current or future directors, officers, employees, agents, general or limited partners, managers, members, stockholders, affiliates, successors or assignees or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, affiliate, successor or assignee of any of the foregoing.

“Buyer Parties” has the meaning set forth in the introductory paragraph of this Agreement.

“Buyer Related Persons” has the meaning set forth in Section 3.24.

“Buyer Termination Fee” has the meaning set forth in Section 8.2(c).

“Certificates of Merger” has the meaning set forth in Section 2.2(b).

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“Claims” has the meaning set forth in Section 9.1(a).

“Closing” has the meaning set forth in Section 2.2.

“Closing Bonus” has the meaning set forth in Section 6.14.

“Closing Cash” means the aggregate amount of cash, cash equivalents and marketable securities held in any account of the Group Companies as of the Adjustment Time, including, for the avoidance of doubt, any cash reserves for the service and maintenance of Existing Loans set aside by the Group Companies and held by the applicable lender and security deposits made by any Group Company or any other cash deposits made by any Group Company held by third parties in escrow other than with respect to the Miramar Disposition, in each case determined in accordance with Section 2.4(e).

“Closing Consideration” has the meaning set forth in Section 2.3(b)(i).

“Closing Date” has the meaning set forth in Section 2.2.

“Closing Indebtedness” means the aggregate amount of Indebtedness of the Group Companies as of the Adjustment Time, determined in accordance with Section 2.4(e); provided, that the Shareholder Notes will not be considered Closing Indebtedness to the extent paid or otherwise satisfied in connection with the Closing pursuant to Section 6.12(a).

“Closing Net Working Capital” means the Net Working Capital of the Group Companies as of the Adjustment Time, determined in accordance with Section 2.4(e).

“Closing Payoff Indebtedness” has the meaning set forth in Section 6.12(b).

“Closing Statement” has the meaning set forth in Section 2.4(b)(i).

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state law.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Material Adverse Effect” means any change, event or occurrence that, individually or in the aggregate with all other changes, events or occurrences, has had, or would reasonably be expected to have, a material adverse effect on the assets, liabilities, business, financial condition or results of operations of the Group Companies, taken as a whole; provided, however, that none of the following, and no change, event or occurrence arising out of or relating to any of the following, shall constitute or be taken into account in determining whether a Company Material Adverse Effect has occurred or would or could occur: (a) conditions generally affecting the United States economy, any foreign economy, any specific geographic area in which any Group Company operates or the industry in which any Group Company operates, (b) conditions generally affecting financial, banking, securities or debt markets (including any disruption thereof), including changes in interest rates, (c) earthquakes, hurricanes, floods, tornadoes, storms, weather conditions, fires, power outages, epidemics or other natural disasters, (d) political, regulatory, legislative or social conditions (including any

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outbreak or escalation of hostilities, acts of war or terrorism, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack or otherwise), (e) changes or prospective changes in IFRS, United States generally accepted accounting principles or in any Laws, rules, regulations, orders, or other directives of any Governmental Entity, or any interpretation or enforcement thereof, (f) the negotiation, execution, announcement or performance of this Agreement (including any loss of employees or any loss of, or any disruption in, contractual or other relationships with any commercial counterparties, equityholders, employees or regulators), (g) any failure by any Group Company to meet any internal or published projections, forecasts or revenue or earnings predictions, (h) changes or prospective changes in any credit rating of a Group Company or any of its debt instruments or (i) the taking of any action required or expressly contemplated by this Agreement and the other agreements contemplated hereby, or any action taken or omitted to be taken at the request or with the approval of Buyer; provided, that with respect to a matter described in any of the foregoing clauses (a) through (d), such matter may be taken into account in determining whether a Company Material Adverse Effect has occurred or would or could occur to the extent such matter has a disproportionate effect on the Group Companies, taken as a whole, relative to other entities operating in the industry in which the Group Companies operate; provided further, that (i) the underlying causes of any matter described in clause (g) may be taken into account in determining whether a Company Material Adverse Effect has occurred or would or could occur and (ii) clause (f) shall not apply to the use of Company Material Adverse Effect in Section 3.5 (or Section 7.2(a) as it relates to Section 3.5).

“Confidentiality Agreement” means the confidentiality agreement, dated as of February 20, 2019, by and between GLP Pte. Ltd. and Blackstone Real Estate Advisors L.P.

“Costs” has the meaning set forth in Section 6.6(a).

“Debt Financing” has the meaning set forth in Section 6.8(a).

“Disclosure Schedules” means the disclosure schedules delivered to Buyer on the Effective Date.

“Effective Date” has the meaning set forth in the introductory paragraph of this Agreement.

“Effective Time” has the meaning set forth in Section 2.2(b).

“Employee Benefit Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) and each other employee benefit or compensation plan, program, policy, agreement or arrangement (i) maintained, sponsored or contributed to by any Group Company, (ii) providing compensation or benefits to any employee of the Group Companies or Management Holdings or its Subsidiaries, or (iii) with respect to which any Group Company has liability, in each case other than any PEO Plans.

“Environmental Laws” means all Laws concerning pollution or protection of the environment, including any such Law concerning the use, storage, recycling, treatment,

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generation, transportation, processing, handling, release or disposal of any chemicals, petroleum, pollutants, contaminants or hazardous or toxic materials, mold substances or waste.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Escrow Agent” means Citibank, N.A.

“Escrow Agreement” means the escrow agreement to be entered into as of the Closing Date, by and among Escrow Agent, Seller Representative and Buyer, substantially in the form of Exhibit D attached hereto.

“Estimated Closing Statement” has the meaning set forth in Section 2.4(a).

“Estimated Purchase Price” has the meaning set forth in Section 2.4(a).

“Executive Order” has the meaning set forth in Section 3.23(a).

“Existing Loans” has the meaning set forth in Section 3.6(a)(i).

“Extension Notice” has the meaning set forth in Section 2.2(a).

“Final Purchase Price” has the meaning set forth in Section 2.4(d)(i).

“Financial Statements” has the meaning set forth in Section 3.4(a).

“Fraud” means a knowing and intentional misrepresentation or omission of a material fact with respect to a representation or warranty in this Agreement or in any certificate delivered hereunder, that was made with the intention to deceive or mislead another Person, upon which such other Person reasonably relied. “Fraud” does not include any fraud claim based on constructive knowledge, negligent misrepresentation, recklessness or a similar theory.

“Free Rent and Leasing Credit” means (i) the amount of contractual free rent or abated rent outstanding as of Closing under any Space Leases in effect as of March 31, 2019, including, without limitation, as shown in Part III of Section 3.18(a) of the Disclosure Schedules and (ii) the amount of tenant allowances, leasing costs, leasing commissions, tenant improvements, and other construction work outstanding for which the landlord is responsible under any Space Leases in effect as of March 31, 2019, including, without limitation, those items as shown in Section 3.18(a) of the Disclosure Schedules (excluding Part III) and Section 3.18(b) of the Disclosure Schedules, respectively, in each case of clause (i) and (ii), which remain in effect as of Closing, determined in accordance with Section 2.4(e).

“GLP Trademarks” means any Trademark including the name “GLP” or “Global Logistic Properties” or the GLP logo, or any Trademark likely to cause confusion with any of the foregoing or any other Trademark that is owned or controlled by Sellers or any of their Affiliates that has been used by any Group Company in the conduct of its business, either alone or in combination with any other words, and with respect to any of the foregoing, any associated logos and any  variation or derivative of the foregoing, and any Trademark likely to cause confusion with the foregoing, together with any contracts or agreements granting rights to use the same and

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any Intellectual Property Rights to the extent incorporating any of the same and any and all goodwill, registrations and applications relating thereto.

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs.  For example, the “Governing Documents” of a corporation are its certificate of incorporation and by‑laws, the “Governing Documents” of a limited partnership are its limited partnership agreement and certificate of limited partnership and the “Governing Documents” of a limited liability company are its limited liability company agreement and certificate of formation, in each case including any certificate of designations, resolutions or other document establishing the terms of the Preferred Shares.

“Governmental Entity” means any United States or foreign (a) federal, state, local, municipal or other government, (b) governmental or quasi‑governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitrator or arbitral tribunal.

“Government List” means any of (i) the two lists maintained by the United States Department of Commerce (Denied Persons and Entities), (ii) the list maintained by the United States Department of Treasury (Specially Designated Nationals and Blocked Persons), and (iii) the two lists maintained by the United States Department of State (Terrorist Organizations and Debarred Parties).

“Ground Lease Documents” has the meaning set forth in Section 3.16(b).

“Ground Leased Properties” has the meaning set forth in Section 3.16(b).

“Group Companies” means each Acquired Company and each of their respective Subsidiaries, collectively.

“Group Company IP Rights” has the meaning set forth in Section 3.12.

“Group Company Related Persons” has the meaning set forth in Section 5.9.

“Guarantor” has the meaning set forth in the Preamble.

“Guaranty” has the meaning set forth in the Preamble.

“HSR Act” means the Hart‑Scott‑Rodino Antitrust Improvements Act of 1976.

“IFRS” means International Financial Reporting Standards.

“Indebtedness” of any Person means, without duplication, (a) indebtedness for borrowed money, secured or unsecured, or indebtedness issued or incurred in substitution or exchange for indebtedness for borrowed money, (b) indebtedness evidenced by any note, bond, debenture, mortgage, deed of trust or other debt instrument or debt security, (c) liabilities in respect of any

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letters of credit and “swaps” of interest and currency exchange rates (and other interest and currency rate hedging agreements), (d) the capitalized portion of all obligations under capital or direct financing leases and purchase money and/or vendor financing (in each case other than with respect to trade payables, accrued expenses, current accounts and similar obligations incurred in the ordinary course of the applicable Person’s business), (e) reimbursement obligations with respect to surety bonds and letters of credit (in each case, whether or not drawn or matured, and in the stated amount thereof), (f) any liabilities or obligations described in clauses (a) through (e) above guaranteed as to payment of principal or interest by such Person, (g) all accrued interest on any of the foregoing, if any, and any termination fees, prepayment penalties, “breakage” costs or similar payments associated with the repayments of any of the foregoing on the Closing Date; provided, however, prepayment penalties, defeasance costs and assumption fees relating to the assumption by Buyer of the Assumed Loans at Closing or the prepayment of the Closing Payoff Indebtedness at Closing shall not be considered Indebtedness, (h) severance obligations arising prior to the Closing Date with respect to the termination of employment or service of any current or former employee or individual service provider which occurred prior to the Closing Date and the related employer’s portion of any and all employment and similar Taxes, and (i) any unfunded or underfunded pension liabilities or expenses, unfunded deferred compensation plan obligations and post-employment health or welfare obligations.

“Indemnified Parties” has the meaning set forth in Section 6.6(a).

“Inspection Parties” has the meaning set forth in Section 6.3(b).

“Intellectual Property Rights” means all patents, patent applications, trademarks, service marks and trade names, all registrations and applications therefor, copyrights, copyright registrations and applications, Internet domain names, trade secrets, and know‑how, in each case, to the extent protectable by applicable Law.

“Intercompany Arrangements” has the meaning set forth in Section 3.21(a).

“Interests” means, collectively, the Purchased Interests and the USIP I Interests.

“Latest Balance Sheet” has the meaning set forth in Section 3.4(a).

“Law” means any law (including common law), ordinance, judgment, Order, decree, injunction, statute, treaty, rule or regulation enacted or promulgated by any Governmental Entity.

“Leased Real Property” has the meaning set forth in Section 3.17(a).

“Lenders” has the meaning set forth in Section 6.8(a).

“Liabilities” has the meaning set forth in Section 3.4(c).

“Lien” means any mortgage, deed of trust, pledge, options, rights of first refusal, rights of first offer, conditional or installment sales contracts, security interest, easement, restriction on transfer, encumbrance, lien or charge whether voluntarily incurred or arising by operation of Law.  For the avoidance of doubt, the term “Lien” shall not be deemed to include any license,

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option, or covenant of, or other contractual obligation with respect to, Intellectual Property Rights.

“Major Space Lease” means any Space Lease that either (a) covers more than seventy five thousand (75,000) rentable square feet, (b) covers 100% of the total rentable square footage of an individual Property or (c) includes any purchase option, right of first refusal, or similar right for the purchase of a Property or any portion thereof.

“Major Space Lease Transaction” has the meaning set forth in Section 6.9.

“Management Agreements” has the meaning set forth in Section 3.16(d).

“Management Holdings” has the meaning set forth in the introductory paragraph of this Agreement.

“Material Contracts” has the meaning set forth in Section 3.6.

“Material Real Property Lease” has the meaning set forth in Section 3.17(a).

“Maximum Premium” has the meaning set forth in Section 6.6(c).

“Merger Consideration” has the meaning set forth in Section 2.10(a)(ii).

“Mergers” has the meaning set forth in Section 2.1(a).

“Merger Subs” has the meaning set forth in the introductory paragraph of this Agreement.

“Miramar Asset” means the ground sublease interest in those parcels of real property located at 7550, 7580, 7590, 7606, 7610, 7616, 7620, 7626, 7630 and 7636 Miramar Road, San Diego, California, and the improvements thereon.

“Miramar Disposition” means the disposition of the Miramar Asset pursuant to the terms of the Miramar PSA delivered to Buyer on or prior to the Effective Date.

“Miramar PSA” means that certain Purchase and Sale Agreement, by and between Icon Miramar Owner Pool 2 West/Northeast/Midwest, LLC, a Delaware limited liability company, as seller, and BRASA Capital, LLC, a Delaware limited liability company, as buyer, dated as of May 17, 2019, with respect to the Miramar Asset.

“Multiemployer Plan” has the meaning set forth in Section 3(37) of ERISA.

“Net Working Capital” means, as of any time, the aggregate amount of current assets of the Group Companies as of such time minus the aggregate amount of current liabilities of the Group Companies as of such time, in each case determined in accordance with Section 2.4(e).  Notwithstanding anything to the contrary contained herein, (x) current liabilities shall include current real estate, income, withholding, sales and franchise tax and the Washington transfer tax liability set forth on Section 3.15(d) of the Disclosure Schedules and (y) subject to the foregoing clause (x), in no event shall “Net Working Capital” include (a) any amounts constituting or

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reflected in deferred or current Tax assets or Tax liabilities, Closing Cash, Closing Indebtedness, the Free Rent and Leasing Credit, the Portfolio Improvement Credit, the Property Sales Credit, or Transaction Expenses or (b) any prepayment penalties, defeasance costs or assumption fees relating to the assumption by Buyer of the Assumed Loans at Closing or the prepayment of the Closing Payoff Indebtedness at Closing.

“Objection” has the meaning set forth in Section 2.4(b)(ii).

“Objection Notice” has the meaning set forth in Section 2.4(b)(ii).

“Order” means any judgment, decree, injunction, arbitration award or other order, writ or decision (whether temporary, preliminary or permanent) that a Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered.

“Other Confidentiality Agreements” has the meaning set forth in Section 6.3(e).

“Outside Date” has the meaning set forth in Section 8.1(d).

“Owned Properties” has the meaning set forth in Section 3.16(a).

“Parties” has the meaning set forth in the introductory paragraph of this Agreement.

“Pay-Off Letters” has the meaning set forth in Section 6.12(b).

“Paying Agent” means a national title insurance company jointly selected by Buyer and Seller Representative.

“PEO Plan” means any benefit or compensation plan or arrangement maintained by a third party professional employer organization for the benefit of employees of a Group Company or Management Holdings or its Subsidiaries and under which such Group Company, Management Holdings or their Subsidiaries is a participating employer.

“Permits” has the meaning set forth in Section 3.9.

“Permitted Liens” means (a) mechanics’, materialmen’s, workmen’s or repairmen’s liens, notices of commencement and liens for construction in progress arising in the ordinary course of business by or through any tenant under an existing Space Lease or any Space Lease entered into after the Effective Date in accordance with the terms of this Agreement so long as such tenant is not in monetary default or a material non-monetary default under the applicable Space Lease, (b) Liens for Taxes, assessments or other governmental charges not yet due and delinquent as of the Closing Date and for which adequate reserves have been established in accordance with IFRS, (c) encumbrances and restrictions on real property (including easements, covenants, conditions, rights of way and similar restrictions) of record as of the Effective Date that do not materially interfere with the Group Companies’ present uses or occupancy of such real property or its value or operations, (d) Liens securing the obligations of a Group Company under the Existing Loans or securing Indebtedness permitted to be incurred in accordance with Section 6.1, (e) Liens granted to any lender at the Closing in connection with any financing by Buyer or its Affiliates of the Transactions or Liens otherwise created by Buyer or its Affiliates, (f) zoning, building

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codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property and which are not violated by the current use or occupancy of such real property or the operation of the businesses of the Group Companies, (g) subject to the prorations and adjustments pursuant to this Agreement, any service, installation, connection or maintenance charge, or Liens for sewer, water, electricity, telephone, cable, internet or gas services arising in the ordinary course of business due after Closing, (h) any right, interest, Lien or title of a lessor under any Ground Lease or Real Property Lease, or tenant under a Space Lease, and (i) Liens described on Section 1.1(a) of the Disclosure Schedules.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other similar entity, whether or not a legal entity.

“Portfolio Improvement Credit” means (a) the amount of tenant improvement allowances and leasing costs (including commissions) actually paid by a Group Company prior to Closing pursuant to any Space Lease entered into following the date of the Latest Balance Sheet in accordance with the terms of this Agreement, and (b) any amounts actually paid by a Group Company prior to Closing in connection with the acquisition of the real property listed on Section 1.1(b) of the Disclosure Schedules, in each case determined in accordance with Section 2.4(e).

“Post-Closing Bonus” has the meaning set forth in Section 6.14(a).

“Preferred Redemption Credit” an amount equal to the amount required to redeem all of the issued and outstanding Preferred Shares in each Group Company held by any Person other than a Group Company, under the terms of such shares, assuming a hypothetical redemption of the Preferred Shares at the Closing.

“Preferred Shares” means preferred equity interests in a Group Company, including, for the avoidance of doubt, any class of equity interests that entitles the holder thereof to a priority in respect of distributions, dividends or return on liquidation as compared to any other class of equity interests.

“Pro Rata Portion” means, with respect to a USIP I Holder in respect of a USIP I Company, a fraction (a) the numerator of which is the number of common units of such USIP I Company held by such USIP I Holder and (b) the denominator of which is the number of common units held in such USIP I Company held by all USIP I Holders, in each case calculated immediately prior to the Effective Time.

“Properties” means the Owned Properties and Ground Leased Properties.

“Property Inspections” has the meaning set forth in Section 6.3(b).

“Property Sales Credit” means an amount equal to all net proceeds received by any Seller Party or any Group Company in connection with the exercise of any purchase option, right of first offer, or right of first refusal by a tenant under any Space Lease or sale of any assets of the

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Group Companies from and after the Effective Date other than with respect to the Miramar Disposition; provided, however, the Seller Parties shall be responsible for all costs and expenses associated with the Miramar Disposition.

“Purchase Price” means an amount equal to the Base Purchase Price, plus (a) the amount of Closing Cash, plus (b) the amount (if any) by which Closing Net Working Capital exceeds Target Working Capital, minus (c) the amount (if any) by which Closing Net Working Capital is less than the Target Working Capital, minus (d) the amount of Closing Indebtedness, minus (e) the amount of Transaction Expenses, minus (f) the amount of Free Rent and Leasing Credit, plus (g) the amount of the Portfolio Improvement Credit, minus (h) the amount of the Preferred Redemption Credit, and (i) minus the amount of the Property Sales Credit (if any).

“Purchased Interests” has the meaning set forth in the recitals to this Agreement.

“R&W Policy” has the meaning set forth in Section 6.15.

“REIT” has the meaning set forth in Section 3.15(f).

“REIT Entities” has the meaning set forth in Section 3.15(f).

“Representatives” means, with respect to any Person, such Person’s directors, officers, managers, employees, agents, attorneys, financial advisors, accountants and other representatives.

“Restoration of the Property” has the meaning set forth in Section 6.17(a)(i).

“Romeoville Acquisition” means the acquisition of the Romeoville Asset pursuant to the terms of the Romeoville PSA delivered to Buyer on or prior to the Effective Date.

“Romeoville Asset” means those parcels of undeveloped real property known as Lots 3 and 4 of the Romeoville Industrial Center, Village of Romeoville, Illinois.

“Romeoville PSA” means that certain Agreement for Purchase and Sale, by and between Romeoville Industrial Center No. 2, LLC, a Delaware limited liability company, as seller, and Harvest C Romeoville B1, LLC, as purchaser, dated as of May 8, 2019, with respect to the Romeoville Asset.

“Sale” has the meaning set forth in Section 2.1(b).

“Securities Act” means the Securities Act of 1933.

“Seller Expense Reimbursement” has the meaning set forth in Section 8.2(b).

“Seller Parties” has the meaning set forth in the introductory paragraph of this Agreement.

“Seller Related Persons” has the meaning set forth in Section 4.7.

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“Seller Representative” has the meaning set forth in the introductory paragraph of this Agreement.

“Sellers” has the meaning set forth in the introductory paragraph of this Agreement.

“Shareholder Notes” means those notes issued by an Acquired Company to a Seller as set forth on Section 1.1(c) of the Disclosure Schedules.

“Space Lease” means any agreement, license, lease or occupancy agreement, as the same may have been amended, restated, supplemented, altered or otherwise modified from time to time prior to the Effective Date and following the Effective Date subject to the terms of this Agreement, pursuant to which any Person leases from a Group Company all or any portion of any Property, and all guaranties of any of the obligations of the tenants thereto delivered in connection with such lease or agreement.

“Sub-management Agreements” has the meaning set forth in Section 3.16(d).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by such Person or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person.

“Subsidiary Interests” has the meaning set forth in Section 3.2(b).

“Surviving Companies” has the meaning set forth in Section 2.1(a).

“Target Working Capital” means $0.

“Tax” means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add‑on minimum, sales, use, transfer, real property gains, registration, value added, excise, natural resources, severance, stamp, occupation, windfall profits, environmental, customs, duties, real property, personal property, capital stock, social security (or similar), unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever and any interest, penalties, additions to tax and additional amounts imposed in respect of the foregoing.

“Tax Return” has the meaning set forth in Section 3.15(a).

“Trademarks” means trademarks, trade names, trade dress, logos, service marks, domain names, URL address, and social media handles (including registrations and applications therefor) all extensions and renewals of any of the foregoing, and any goodwill associated therewith.

“Transferred Employees” has the meaning set forth in Exhibit C.

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“Transaction Expenses” means, without duplication, (a) the amount of fees and expenses payable to outside legal counsel, bankers, accountants, advisors, brokers and other third parties payable by any Group Company that was incurred prior to the Closing and which remains unpaid as of the Closing, in connection with the preparation, negotiation, execution or consummation of the Transactions or any other contemplated transactions related to the Group Companies and/or the Properties, including without limitations, any potential public offering or listing in connection with or relating to one or more of the Group Companies and/or the Properties in each case determined in accordance with Section 2.4(e); and (b) all amounts payable by any Group Company as a result of the consummation of the transactions contemplated by this Agreement (either alone or in combination with other events following Closing) pursuant to any change in control, transaction, incentive or similar bonuses, or retention agreements or arrangements to any current or former employee, director, officer, agent or independent consultant of any Group Company (including the employer portion of any employment payroll or similar Taxes associated therewith); provided, however, that Transaction Expenses shall not include (a) any fees, costs and expenses incurred by any Seller or any Group Company in connection with the performance of its obligations under Section 6.8(a), (b) any amounts taken into account in the calculation of the Closing Indebtedness or (c) any prepayment penalties, defeasance costs or assumption fees relating to the Existing Loans associated with the assumption or prepayment of the Existing Loans as of the Closing.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers and the Sale.

“USIP Companies” has the meaning set forth in the introductory paragraph of this Agreement.

“USIP Interests” means, collectively, the USIP I Interests, the USIP II Interests and the USIP III Interests.

“USIP I Companies” has the meaning set forth in the introductory paragraph of this Agreement.

“USIP I Holders” means the holders of any common units in any USIP I Company immediately prior to the Effective Time.

“USIP I Interests” means 100% of the common units in each of the USIP I Companies.

“USIP II Companies” has the meaning set forth in the introductory paragraph of this Agreement.

“USIP II Interests” has the meaning set forth in the recitals to this Agreement.

“USIP II Sellers” has the meaning set forth in the introductory paragraph of this Agreement.

“USIP III Companies” has the meaning set forth in the introductory paragraph of this Agreement.

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“USIP III Interests” has the meaning set forth in the recitals to this Agreement.

“USIP III Sellers” has the meaning set forth in the introductory paragraph of this Agreement.

“Waived 280G Benefits” has the meaning set forth in Section 6.20(a)(i).

Article II
THE TRANSACTIONS

Section 2.1The Transactions

. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing:

(a)each Merger Sub shall be merged with and into the applicable USIP I Company, as identified on Exhibit A under the column “USIP I Companies” opposite such Merger Sub’s name, whereupon the separate existence of such Merger Sub will cease, and such applicable USIP I Company shall continue as the surviving limited liability company in such merger (such USIP I Company, as the surviving limited liability company in such merger, a “Surviving Company” and, collectively, the “Surviving Companies”), such that immediately following such merger, such Surviving Company will be a wholly-owned Subsidiary of Buyer other than with respect to any Preferred Shares that remain outstanding following such merger in accordance with Section 2.10(a)(iii) (each such merger, a “Merger”, and collectively, the “Mergers”); and

(b)Buyer will purchase from each Seller, and each Seller will sell to Buyer, the Purchased Interests held by such Seller (the “Sale”).

The aggregate Purchase Price payable by Buyer in connection with the Mergers and the Sale will be estimated prior to the Closing Date and shall be subject to adjustment, in each case as provided in Section 2.4.

Section 2.2Closing; Effective Time

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(a)The closing of the Transactions (the “Closing”) shall take place at 10:00 a.m., New York time, on the later of (i) September 10, 2019 and (ii) the tenth (10th) Business Day after the satisfaction (or waiver) of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction (or waiver) of those conditions at the Closing) (the “Closing Date”) at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022 or remotely, unless another time, date or place is agreed to in writing by Buyer and the Seller Representative; provided, that (i) Buyer may on two occasions elect to delay the Closing for up to thirty (30) days in the aggregate inclusive of all extensions, by giving written notice to the Seller Representative (an “Extension Notice”) at least seven (7) Business Days immediately preceding the date that, but for such delivery of such Extension Notice, would have been the Closing Date and (ii) if Buyer has delivered an Extension Notice, then Buyer may, upon at least seven (7) Business Days’ prior written notice to the Seller Representative, designate the Closing Date to occur on a Business Day within such thirty (30) day period.  In the event that Buyer elects to delay the Closing

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pursuant to the foregoing, all references to the “Closing Date” in this Agreement shall be deemed to refer to the date on which the Closing occurs.

(b)Upon the terms and subject to the provisions of this Agreement, at the Closing, each Merger Sub (if required by Law) and USIP I Company shall, with respect to the applicable Merger, duly execute and file a certificate of merger with the Secretary of State of the State of Delaware in accordance with the Laws of the State of Delaware (each, a “Certificate of Merger”, and collectively, the “Certificates of Merger”). Each Merger shall become effective on the date and time at which the applicable Certificate of Merger has been filed with, and accepted for recording by, the Secretary of State of the State of Delaware or at such other date and time as is agreed between the Parties and specified in such Certificate of Merger (such date and time being hereinafter referred to as the “Effective Time” of such Merger).

Section 2.3Deliveries at the Closing

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(a)Deliveries by Sellers.  At the Closing, Sellers shall deliver to Buyer:

(i)the Purchased Interests, accompanied by evidence of the transfer thereof to Buyer in form and substance reasonably acceptable to Buyer; and

(ii)evidence of termination of all Affiliate Arrangements pursuant to Section 6.18.

(b)Deliveries by Buyer.  At or prior to the Closing, Buyer shall deliver or cause to be delivered the following payments:

(i)to the Paying Agent, by wire transfer of immediately available funds denominated in dollars (to an account or accounts specified no later than two (2) Business Days prior to the Closing Date by the Paying Agent), an amount equal to the following:

(A)the Estimated Purchase Price, minus the Adjustment Escrow Amount (such amount, the “Closing Consideration”), plus;

(B)the amount of all Closing Payoff Indebtedness in accordance with the Pay-Off Letters in such amounts and to such accounts as specified in the Pay-off Letters; and

(ii) to the Escrow Agent, by wire transfer of immediately available funds denominated in dollars (to an account or accounts specified no later than two (2) Business Days prior to the Closing Date by the Escrow Agent), the Adjustment Escrow Amount to be held in the Adjustment Escrow Fund in accordance with Section 2.5.

(c)Payments by Paying Agent.

(i)At or following the Closing, the Paying Agent shall distribute to Sellers and the USIP I Holders an aggregate cash amount equal to the Closing Consideration in accordance with payment instructions provided by Seller Representative to the Paying Agent and using such account or accounts as the Seller Representative shall designate.

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(ii)At the Closing, the Paying Agent shall pay on behalf of the applicable Group Companies, to the payees thereof, an aggregate cash amount equal to the amount of all Closing Payoff Indebtedness.

(d)Other Deliveries.  At the Closing, the closing certificates and other documents required to be delivered pursuant to Article VII with respect to the Closing will be exchanged.

Section 2.4Purchase Price

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(a)Estimated Purchase Price.  No later than two (2) Business Days prior to the Closing, the Seller Representative shall deliver to Buyer a certified statement (the “Estimated Closing Statement”) setting forth (i) the Seller Representative’s good faith estimates of Closing Net Working Capital, Closing Cash, Closing Indebtedness, Transaction Expenses, Free Rent and Leasing Credit, Preferred Redemption Credit, Property Sales Credit, and Portfolio Improvement Credit, together with a calculation of the Purchase Price based on such estimates (the “Estimated Purchase Price”) and (ii) the aggregate amount of the Closing Consideration payable to Sellers.  The Estimated Closing Statement and the determinations and calculations contained therein shall be prepared in accordance with this Agreement, including Section 2.4(e), in the form of Exhibit B, together with reasonable supporting documentation. During the period after the delivery of the Estimated Closing Statement and prior to the Closing Date, Buyer shall have an opportunity to review the Estimated Closing Statement and Seller Representative shall cooperate with Buyer in good faith to mutually agree upon the Estimated Closing Statement in the event Buyer disputes any item proposed to be set forth on such statement; provided, however, that if Seller Representative and Buyer are not able to reach mutual agreement prior to the Closing Date, the Estimated Closing Statement provided by Seller to Buyer, as modified to include any changes agreed to by Seller Representative and Buyer, shall be binding for purposes of this Section 2.4(a).

(b)Determination of Final Purchase Price.

(i)As soon as reasonably practicable, but no later than sixty (60) days after the Closing Date, Buyer shall prepare and deliver to the Seller Representative a statement (the “Closing Statement”) setting forth Buyer’s good faith determination of the actual amounts of Closing Net Working Capital, Closing Cash, Closing Indebtedness, Transaction Expenses, Free Rent and Leasing Credit, Preferred Redemption Credit, Property Sales Credit, and Portfolio Improvement Credit, together with a calculation of the Purchase Price based thereon.  The Closing Statement and the determinations and calculations contained therein shall be prepared in accordance with this Agreement, including Section 2.4(e), in the form of Exhibit B, together with reasonable supporting documentation.

(ii)Within forty-five (45) days following receipt by the Seller Representative of the Closing Statement, the Seller Representative shall deliver written notice (an “Objection Notice”) to Buyer of any dispute it has with respect to the preparation or content of the Closing Statement.  Any amount, determination or calculation contained in the Closing Statement and not specifically disputed in a timely delivered Objection Notice shall be final, conclusive and binding on the Parties.  If the Seller Representative does not timely deliver an

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Objection Notice with respect to the Closing Statement within such forty-five (45) day period, the Closing Statement will be final, conclusive and binding on the Parties.  If an Objection Notice is timely delivered within such forty-five (45) day period, Buyer and the Seller Representative shall negotiate in good faith to resolve each dispute raised therein (each, an “Objection”).  If Buyer and the Seller Representative, notwithstanding such good faith efforts, fail to resolve all Objections within sixty (60) days after the Seller Representative delivers an Objection Notice, then Buyer and the Seller Representative shall jointly engage the Accounting Firm to resolve such disputes in accordance with the terms of this Agreement (including Section 2.4(e)) as soon as practicable thereafter (but in any event within thirty (30) days after the engagement of the Accounting Firm).  Buyer and the Seller Representative shall cause the Accounting Firm to deliver a written report containing its calculation of the disputed Objections (which calculation shall be within the range of the values contained in the Closing Statement and the Objection Notice) within such thirty (30) day period.  All Objections that are resolved between the Parties or are determined by the Accounting Firm will be final, conclusive and binding on the Parties absent manifest error.  The costs and expenses of the Accounting Firm shall be borne by Buyer and Sellers in proportion to their relative success in the resolution of the dispute (which proportional allocation shall also be determined by the Accounting Firm at such time that it makes its final determination).

(c)Access.  Following the Closing, Buyer shall, and shall cause the Group Companies to, make their financial records, employees, accounting personnel and advisors available to the Seller Representative, its accountants and other representatives and the Accounting Firm at reasonable times and upon reasonable advance notice during the review by the Seller Representative and the Accounting Firm of, and the resolution of any Objections with respect to, the Closing Statement, in each case, subject to execution of customary confidentiality and work paper access letters, provided that such access does not unreasonably interfere with the normal operations of the Group Companies.

(d)Adjustments.

(i)If the Purchase Price as finally determined pursuant to Section 2.4(b) (the “Final Purchase Price”) exceeds the Estimated Purchase Price, (A) the Seller Representative and Buyer shall jointly instruct the Escrow Agent to release to the Seller Representative, for distribution to Sellers and the USIP I Holders, the remaining funds in the Adjustment Escrow Fund by wire transfer of immediately available funds within three (3) Business Days following the date on which the Final Purchase Price is determined and (B) Buyer shall pay to the Seller Representative, for distribution to Sellers and the USIP I Holders, an amount equal to such excess amount by wire transfer of immediately available funds within three (3) Business Days following the date on which the Final Purchase Price is determined.

(ii)If the Final Purchase Price is less than the Estimated Purchase Price, the Seller Representative and Buyer shall jointly instruct the Escrow Agent to (A) pay to Buyer, out of the Adjustment Escrow Fund, an amount equal to such deficit by wire transfer of immediately available funds within three (3) Business Days following the date on which the Final Purchase Price is determined and (B) if and to the extent that any balance in the Adjustment Escrow Fund will remain after such payment to Buyer, release to the Seller Representative, for distribution to Sellers and the USIP I Holders, the remaining funds in the

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Adjustment Escrow Fund by wire transfer of immediately available funds within three (3) Business Days following the date on which the Final Purchase Price is determined.

(e)Accounting Procedures.  The Estimated Closing Statement, the Closing Statement and the determinations and calculations contained therein shall be prepared and calculated in accordance with IFRS, using the same accounting principles, practices, procedures, policies and methods used and applied by the Group Companies in the preparation of the Latest Balance Sheet, except that such statements, calculations and determinations: (i) shall be based on facts and circumstances as they exist prior to the Closing and shall exclude the effect of any act, decision or event occurring at or after the Closing, (ii) shall follow the defined terms contained in this Agreement whether or not such terms are consistent with IFRS and (iii) shall be consistent with the sample calculation set forth on Exhibit B.

(f)Additional Provisions.

(i)For the avoidance of doubt, consideration for the USIP II Interests shall be deemed paid by the USIP II Companies for purposes of Section 5 of the Asset Management Agreement among the USIP II Sellers (or their Affiliates) and GLP Investment Management Pte. Ltd., dated as of April 4, 2016, as amended or supplemented from time to time.

(ii)With respect to non-wholly owned Subsidiaries of the Acquired Companies (including for the avoidance of doubt IDI/IIT Valley Parkway, LLC), the foregoing calculations of the components of the Purchase Price (other than the Base Purchase Price) will be in proportion to the economic ownership of the applicable Acquired Company in such Subsidiary (including for the avoidance of doubt IDI/IIT Valley Parkway, LLC).

(iii)Any amounts payable to Sellers and USIP I Holders from the Adjustment Escrow Fund shall be disbursed to Sellers and USIP I Holders in accordance with payment instructions provided by Seller Representative to the Escrow Agent, using such account or accounts as the Seller Representative shall designate, and allocated among the USIP I Companies in the aggregate, the USIP II Companies in the aggregate, the USIP III Companies in the aggregate and Management Holdings in accordance with Section 2.6 of the Disclosure Schedules.

Section 2.5Adjustment Escrow Amount

. At the Closing, Buyer shall deposit a portion of the Estimated Purchase Price in an amount equal to the Adjustment Escrow Amount with the Escrow Agent in accordance with the Escrow Agreement and such amount, as adjusted from time to time, together with any interest or other income earned thereon, shall be referred to as the “Adjustment Escrow Fund”. Neither Sellers, the Seller Representative, any Group Company, any USIP I Holder nor any other Person shall have any liability for any amounts due to Buyer pursuant to Section 2.4 in excess of the Adjustment Escrow Amount, and Buyer’s sole source of recourse and recovery for such amounts due shall be the funds available in the Adjustment Escrow Fund. The Adjustment Escrow Funds may be distributed to Buyer or the Seller Representative (on behalf of Sellers and USIP I Holders) solely and exclusively in accordance with Section 2.4(d) and the terms of the Escrow Agreement and shall not be available for any other payment to Buyer or any of its Affiliates. Notwithstanding the foregoing sentence, the limitations set forth in this Section 2.5 shall not apply to any claim arising from Fraud.

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Section 2.6Allocation

. The Parties agree that the Base Purchase Price shall be allocated among (a) the USIP I Companies in the aggregate, the USIP II Companies in the aggregate, the USIP III Companies in the aggregate, and the items described on Exhibit C in the aggregate, and (b) each of the Acquired Companies individually, in each case in accordance with Section 2.6 of the Disclosure Schedules (the “Allocation”) and that any components of the Purchase Price other than the Base Purchase Price shall be allocated to the Acquired Company or Acquired Companies to which the applicable component relates. At least ten (10) Business Days prior to the Closing, a more specific allocation of Base Purchase Price among each of the Properties individually shall be made; provided, that such allocation shall be made in accordance with the Allocation. The Parties shall reasonably cooperate to allocate the portion of the Base Purchase Price with respect to the items described on Exhibit C among such items individually; provided, that in the event the Parties are unable to agree on an allocation with respect to such items prior to Closing, then each Party shall file all U.S. federal, state and local Tax Returns based on each Party’s own determination of the proper allocations of the Base Purchase Price among the items on Exhibit C. The Parties agree to act in accordance with the adjustments and allocations as determined pursuant to this Section 2.6 in any relevant Tax Returns or filings, and to cooperate in the preparation of any such forms and to file such forms in the manner required by applicable Law. Prior to the Closing, Buyer shall have the right to reallocate the Base Purchase Price allocated to the Acquired Companies with the approval of the Seller Representative (which approval shall not be unreasonably withheld, delayed or conditioned); provided, however, any such reallocation shall not change the Base Purchase Price allocated to USIP I Companies in the aggregate, the USIP II Companies in the aggregate, or the USIP III Companies in the aggregate.

Section 2.7Tax Treatment

. The Parties shall treat (i) the sale of the USIP Interests and the Mergers as the sale of equity interests and (ii) the transactions described in Exhibit C as a sale of the relevant assets by, and the agreement to provide services by, Management Holdings for all Tax purposes and shall report the sale and Mergers consistently for all Tax purposes.

Section 2.8Withholding

. Each Buyer Party and the Surviving Company shall be entitled to deduct and withhold, or cause to be deducted and withheld, from any amounts payable under this Agreement, any Taxes required by applicable Law to be deducted and withheld, as reasonably determined by Buyer in good faith; provided that, if a Seller or USIP I Holder has delivered to Buyer (i) in the case of a United States person or a “qualified foreign pension fund” under Section 897(l) of the Code, a certificate of non-foreign status in compliance with Treasury Regulations section 1.1445-2(b)(2), or (ii) in the case of a non-United States person, (x) a withholding certificate in compliance with Treasury Regulations section 1.1445‑3(d) or (y) a notice in compliance with Treasury Regulations section 1.1445-10T, along with an Internal Revenue Service Form W-8EXP, in each case, duly executed and in form reasonably satisfactory to Buyer, establishing a complete exemption from withholding under Section 1445 of the Code, Buyer agrees that it shall not be required to withhold under Section 1445 of the Code with respect to such Seller or USIP I Holder; provided, further, that if it is determined that any such deduction or withholding would be required from amounts payable to a Seller or USIP I Holder other than pursuant to Section 1445 of the Code, Buyer agrees to provide such Seller or USIP I Holder notice and a reasonable opportunity to object to such withholding, which such objection will be considered in good faith by Buyer prior to withholding.  Any such deducted and withheld

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Taxes will be (i) timely paid or remitted to the applicable Governmental Entity and (ii) treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. For the avoidance of doubt, Buyer’s sole recourse for a Seller’s failure to deliver the certificates as described in this Section 2.8 shall be to withhold Taxes on payments made to such Seller, as required by law.

Section 2.9Intentionally Omitted

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Section 2.10Additional Provisions Related to the Mergers

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(a)Effect on Equity Interests. As of the Effective Time and subject to the provisions of this Agreement, by virtue of the Mergers and without any further action on the part of the Parties or the USIP I Holders:

(i)each common unit of each Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become one (1) common unit of the applicable Surviving Company, and the Buyer, as the sole holder of issued and outstanding common units in each Merger Sub as of immediately prior to the Effective Time, automatically shall be admitted as a member of each applicable Surviving Company;

(ii)each common unit of each USIP I Company outstanding immediately prior to the Effective Time shall be converted into the right to receive an amount in cash such that each USIP I Holder is apportioned its Pro Rata Portion of the Allocation attributable to such USIP I Company in accordance with Section 2.6 of the Disclosure Schedules (such amount, the “Merger Consideration”) (for the avoidance of doubt, the Merger Consideration shall be considered part of, and not in addition to, the Purchase Price for all purposes under this Agreement); and

(iii)each preferred unit in the USIP I Company that is a constituent party to such Merger that is issued and outstanding immediately prior to the Effective Time shall be unaffected by such Merger and shall remain issued and outstanding as a preferred unit in the Surviving Company in such Merger.

(b)Organizational Documents.  At the Effective Time, unless otherwise jointly determined by Buyer and Seller Representative prior to the Effective Time, (i) the certificate of formation of each USIP I Company, as in effect immediately prior to the Effective Time, shall be the certificate of formation of the Surviving Company, until thereafter amended as provided therein or by applicable Law, and (ii) the operating agreement of each USIP I Company shall be amended and restated to be in the form of the operating agreement of the applicable Merger Sub, as in effect immediately prior to the Effective Time (except that all references therein to Merger Sub shall be references to the Surviving Company) and, as so amended, shall be the operating agreement of the Surviving Company, until thereafter amended as provided therein or by applicable Law.

(c)Directors and Officers.  From and after the Effective Time, unless otherwise jointly determined by Buyer and Seller Representative prior to the Effective Time, (i) the directors and/or manager(s) of each Merger Sub immediately prior to the Effective Time

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shall be the directors and/or manager(s) of the applicable Surviving Company and (ii) the officers of each Merger Sub immediately prior to the Effective Time shall be the officers of the applicable Surviving Company, in each case, until successors are duly elected or appointed and qualified in accordance with applicable Law.

(d)Effect of Mergers. The effect of the Mergers hereunder shall be as described herein and in Section 18-209 of the Delaware Limited Liability Company Act, including (i) all the rights, privilege, powers and property, real, personal and mixed of, and all debts due to the applicable USIP I Company, as well as all other things and causes of action belonging to the applicable USIP I Company, shall be vested in the applicable Surviving Company and (ii) all rights of creditors and all liens upon any property of the applicable USIP I Company shall be preserved unimpaired, and all debts, liabilities and duties of the applicable USIP I Company shall attach to the applicable Surviving Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the applicable Surviving Company. No dissenters’ or appraisal rights or rights of an objecting holder shall be available with respect to the Mergers or the other transactions contemplated by this Agreement.

Article III
REPRESENTATIONS AND WARRANTIES REGARDING THE GROUP COMPANIES

Except as set forth in the Disclosure Schedules, each Acquired Company hereby severally and not jointly represents and warrants to the Buyer Parties as follows:

Section 3.1Organization and Qualification

.

(a)Each Group Company is a legal entity duly organized and validly existing under the Laws of its jurisdiction of formation.  Each Group Company has the requisite legal power and authority to own, lease and operate its properties and to carry on its business as presently conducted, except where the failure to have such power and authority would not have a Company Material Adverse Effect.

(b)Each Group Company is duly qualified or licensed to transact business and is in good standing (if applicable) in each jurisdiction in which the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect.

(c)Complete and correct copies of the Governing Documents of the Group Companies, in each case as in effect as of the date of this Agreement, have been made available to Buyer, and all of such Governing Documents are in full force and effect and each Group Company is in compliance in all material respects with the provisions its Governing Documents.

(d)No bankruptcy, insolvency, reorganization or similar action or proceeding, whether voluntary or involuntary, is pending, or, to knowledge of Sellers has been threatened in writing, against any Group Company and no Group Company has made an assignment for the benefit of its creditors.

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Section 3.2Capitalization of the Group Companies

.

(a)The Interests and the Preferred Shares comprise all of the Acquired Companies’ equity interests that are issued and outstanding as of the Effective Date.  The Interests and the Preferred Shares have been duly authorized and validly issued, are fully paid and non-assessable, are free and clear of all Liens (other than any Liens that will be released prior to or at Closing) and were not issued in violation of any rights of first refusal, rights of first offer, preemptive rights or similar rights.  No other (i) equity interests of any Acquired Company, (ii) interests of any Acquired Company convertible into or exchangeable for equity interests of any Acquired Company or (iii) options or other rights to acquire from any Acquired Company equity interests of any Acquired Company are outstanding, and there are no obligations of any Acquired Company to issue or sell any of the foregoing, that will not be extinguished prior to or at the Closing.

(b)Each Acquired Company is the direct or indirect sole record and beneficial owner of all equity interests that are issued and outstanding of its Subsidiaries (the “Subsidiary Interests”).  Each Subsidiary of an Acquired Company is set forth opposite such Acquired Company’s name on Section 3.2(b) of the Disclosure Schedules. The Subsidiary Interests have been duly authorized and validly issued, are fully paid and nonassessable, are free and clear of all Liens, and were not issued in violation of any rights of first refusal, rights of first offer, preemptive rights or similar right. No other (i) equity interests of any Subsidiary of an Acquired Company, (ii) interests of any Subsidiary of an Acquired Company convertible into or exchangeable for equity interests of any Subsidiary of an Acquired Company or (iii) options or other rights to acquire from any Group Company equity interests of any Subsidiary of an Acquired Company are outstanding, and there are no obligations of any Group Company to issue or sell any of the foregoing.

(c)None of the Group Companies directly or indirectly owns any (i) equity interests in any other Person other than as set forth on Section 3.2(c) of the Disclosure Schedules, (ii) interests convertible into or exchangeable for equity interests of any other Person or (iii) options or other rights to acquire equity interests of any other Person.

(d)As of the date of this Agreement, there is no outstanding Indebtedness for borrowed money of any Acquired Company or any of its Subsidiaries in excess of $10,000,000 in principal amount, other than the Existing Loans, the Shareholder Notes and Indebtedness in the principal amounts identified by instrument in Section 3.2(d) of the Disclosure Schedules.

(e)Section 3.2(e) of the Disclosure Schedules set forth for each Acquired Company (i) the names of the equityholders thereof and the amount held by each such holder (other than with respect to the Preferred Shares), and (ii) in the case of Preferred Shares, the aggregate liquidation preference of the Preferred Shares for each Acquired Company.

Section 3.3Authority

.  Each Acquired Company has all necessary power and authority to execute and deliver this Agreement and to consummate the Transactions.  The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by all necessary action on the part of each Acquired Company and no other proceeding on the part of any Acquired Company is necessary to authorize this Agreement or to

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consummate the Transactions, and each Acquired Company has exempted the acquisition of the Interests pursuant to this Agreement from any “ownership limit” or similar restriction contained in its Governing Documents.  No vote or other action of any Acquired Company’s equityholders is required to approve this Agreement or for any Acquired Company to consummate the Transactions, other than any deliveries by Sellers contemplated by Sellers pursuant to Section 2.3.  This Agreement has been duly and validly executed and delivered by each Acquired Company and constitutes a valid, legal and binding agreement of each Acquired Company (assuming that this Agreement has been duly and validly authorized, executed and delivered by the other Parties), enforceable against each Acquired Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting the enforcement of creditors’ rights generally and subject to general equitable principles (the “Bankruptcy and Equity Exception”).

Section 3.4Financial Statements

.

(a)The Acquired Companies have made available to Buyer copies of the following financial statements (such financial statements, the “Financial Statements”):

(i)the audited balance sheet of each of the USIP Companies as of December 31, 2018 and the related audited statements of operations and comprehensive income, statements of member’s equity and statements of cash flows for the fiscal year then ended; and

(ii)the unaudited balance sheet of each of the USIP Companies as of March 31, 2019 (the “Latest Balance Sheet”) and the related unaudited statements of operations for the fiscal quarter then ended.

(b)The Financial Statements (i) have been prepared in accordance with IFRS (subject to, in the case of unaudited statements, the absence of footnotes) applied on a consistent basis throughout the periods covered thereby, except as may be indicated in the notes thereto, and (ii) fairly present, in all material respects, the financial position of the Acquired Companies as of the dates thereof and their results of operations for the periods then ended (subject to, in the case of unaudited statements, normal year-end adjustments).

(c)The Group Companies do not have any liabilities or obligations of the type required to be accrued on or reserved against in a consolidated balance sheet prepared in accordance with IFRS (collectively, “Liabilities”), except (i) Liabilities specifically accrued on or reserved against in the Latest Balance Sheet or disclosed in the notes thereto, (ii) Liabilities that have arisen since the date of the Latest Balance Sheet in the ordinary course of business, (iii) Liabilities arising after the date of this Agreement in connection with the Transaction pursuant to the terms and conditions of this Agreement, (iv) Liabilities included in the computation of Closing Indebtedness, Closing Net Working Capital or Transaction Expenses, (v) Liabilities for executory obligations under Material Contracts (other than for breach thereof or default of such executory obligations), and (vi) other Liabilities which are not, individually or in the aggregate, material to Group Companies taken as a whole.

Section 3.5Consents and Approvals; No Violations

.  Assuming the truth and accuracy of the representations and warranties of Buyer set forth in Section 5.3, no notices to,

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filings with or authorizations, consents or approvals of any Governmental Entity are necessary for the execution, delivery or performance by the Acquired Companies of this Agreement or the Ancillary Documents to which each Acquired Company, as applicable, will be a party or the consummation by the Acquired Companies of the Transactions, except for (a) compliance with and filings under the HSR Act (if applicable), (b) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware and (c) those the failure of which to obtain or make would not have a Company Material Adverse Effect. Neither the execution, delivery or performance by the Acquired Companies of this Agreement or the Ancillary Documents to which each Acquired Company, as applicable, will be a party nor the consummation by the Acquired Companies of the Transactions will (i) conflict with or result in any breach of any provision of the Governing Documents of the Acquired Companies, (ii) result in a violation or breach of, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or purchase or sale) under, any contract, agreement or other instrument binding upon any Group Company, (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation of any Governmental Entity having jurisdiction over the Group Companies or any of their properties or assets or (iv) except as contemplated by this Agreement or with respect to Permitted Liens, result in the creation of any Lien upon any of the assets of any Group Company, except in each case of clauses (ii), (iii) and (iv) as would not have a Company Material Adverse Effect.

Section 3.6Material Contracts

.

(a)Except for the Space Leases, the Ground Lease Documents, the Management Agreements, the Sub-management Agreements, the Brokerage Agreements, the Material Real Property Leases and the Employee Benefit Plans or PEO Plans, Section 3.6 of the Disclosure Schedules sets forth, as of the Effective Date, each of the following contracts and agreements to which any Group Company is a party (the following contracts and agreements, the “Material Contracts”):

(i)any indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other contract evidencing Indebtedness for borrowed money or any guarantee of Indebtedness for borrowed money by any Group Company (but excluding any Shareholder Notes) (the “Existing Loans”);

(ii)any partnership, joint venture or other similar agreement with a Person other than a Group Company or any Subsidiary of a Group Company providing for the formation, creation, operation, management or control of any partnership or joint venture in which a Group Company owns a voting or economic interest;

(iii)any contract containing covenants applicable to a Group Company prohibiting a Group Company from competing with any Person, in any line of business or in any geographic area;

(iv)any collective bargaining agreement or labor contract with any labor union or any labor organization;

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(v)any contract that obligates a Group Company to dispose of or acquire (by merger or otherwise) (A) any Property or (B) other assets or properties for consideration in excess of $3,000,000;

(vi)any contract pursuant to which any Properties or Group Companies were acquired by any of the Group Companies to the extent that any Group Company has any continuing liability or obligation, contingent or otherwise, thereunder;

(vii)any contract that (A) is not cancelable by Sellers or Group Companies within ninety (90) days without material penalty or fee to the Sellers or any Group Company, and (B) obligates any of the Sellers or Group Companies to make non-contingent payments in any twelve (12) month period of more than $2,500,000 for any individual contract, or more than $10,000,000 in the aggregate for all such contracts;

(viii)any contract that includes a contingent obligation of any of the Sellers or Group Companies, other than any such contract as to which the maximum liability is less than $2,500,000 for any individual contract, and less than $10,000,000 in the aggregate for all such contracts;

(ix)any contract under which a Group Company has directly or indirectly guaranteed any liabilities of another Person;

(x)any contract for capital expenditures or improvements at any Property for ongoing work with a liability in excess of $2,500,000.

(xi)any stock or equity interest purchase, stock option, profits interest, “phantom” stock, stock appreciation, stock-based performance unit, subscription or similar plan;

(xii)any contract for the employment of any officer, individual employee or other person on a full-time or consulting basis providing for base compensation in excess of $250,000 per annum or that is not terminable by a Group Company upon notice of sixty (60) days or less for a cost of $250,000 or less; or

(xiii)any contract in writing to enter into any of the foregoing.

(b)Each Material Contract is valid and binding on the Group Company party to such Material Contract and enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception) against the applicable Group Company and, to the knowledge of Sellers, each other party thereto.  There is no breach of, or default under, any Material Contract by any Group Company party to such Material Contract, and no event has occurred that with notice or lapse of time or both would constitute a breach of, or default under, any Material Contract by the applicable Group Company, except in each case as would not have a Company Material Adverse Effect.  No Group Company has received written notice of any breach of, or default under, or of any termination or non-renewal of, any Material Contract, except in each case as would not have a Company Material Adverse Effect. The Acquired Companies have made available to Buyer complete and correct copies of all Material Contracts entered into on or prior to the date hereof, together with all modifications, amendments and supplements thereto.

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Section 3.7Absence of Certain Changes

.  Since the date of the Latest Balance Sheet there has not been any Company Material Adverse Effect.  Since the date of the Latest Balance Sheet through the Effective Date each Group Company has conducted its business in all material respects in the ordinary course consistent with past practices except for actions taken or not taken in connection with the Transactions.

Section 3.8Litigation

.  As of the Effective Date, there is no suit, litigation, arbitration, claim, action or proceeding, or (to the knowledge of Sellers) any investigation, pending or, to the knowledge of Sellers, threatened in writing against a Group Company by or before any Governmental Entity that would have a Company Material Adverse Effect. As of the Effective Date, no Group Company is subject to any outstanding order, writ, injunction or decree that would have a Company Material Adverse Effect.

Section 3.9Compliance with Applicable Law

.  Each Group Company holds all permits, licenses, approvals, certificates and other authorizations from, and have made all declarations and filings with, all Governmental Entities necessary for the lawful conduct of its business as presently conducted (the “Permits”), in each case except as would not have a Company Material Adverse Effect.  Each Group Company is in compliance with the Permits, except for non-compliance that would not have a Company Material Adverse Effect.  As of the Effective Date, no proceeding is pending or, to the knowledge of Sellers, threatened against a Group Company before any Governmental Entity to revoke, suspend, cancel or adversely modify any Permit.  The business of each Group Company is operated in compliance with all applicable Laws, except for noncompliance that would not have a Company Material Adverse Effect.

Section 3.10Employee Plans

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(a)Section 3.10(a) of the Disclosure Schedules lists all material Employee Benefit Plans and PEO Plans as of the Effective Date.

(b)No Employee Benefit Plan or PEO Plan is a Multiemployer Plan or a plan that is subject to Title IV of ERISA or Section 412 of the Code, and no Employee Benefit Plan or PEO Plan provides health or other welfare benefits to former employees of a Group Company other than health continuation coverage pursuant to COBRA.

(c)Each Employee Benefit Plan and, to the knowledge of Sellers, PEO Plan, has been maintained, funded and administered in compliance in all material respects with its terms and the applicable requirements of ERISA, the Code and any other applicable Laws, except where any failure to comply would not result in a material liability to the Group Companies, taken as a whole.  Each Employee Benefit Plan and PEO Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or is the subject of a favorable opinion letter from the Internal Revenue Service on the form of such Employee Benefit Plan or PEO Plan and, to the knowledge of Sellers, there are no facts or circumstances that would be reasonably likely to adversely affect the qualified status of any such Employee Benefit Plan or PEO Plan.

(d)No Group Company is a “benefit plan investor” within the meaning of Section 3(42) of ERISA, and no Group Company has engaged in any non-exempt prohibited

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transactions (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Employee Benefit Plan or PEO Plan that would be reasonably likely to subject the Group Companies, taken as a whole, to any material Tax or penalty (civil or otherwise) imposed by ERISA, the Code or other applicable Laws.

(e)With respect to each Employee Benefit Plan, Sellers have made available to Buyer copies, to the extent applicable, of (i) the current plan and trust documents and the most recent summary plan description, (ii) the most recent annual report (Form 5500 series), (iii) the most recent financial statements, and (iv) the most recent Internal Revenue Service determination letter. With respect to each PEO Plan, Sellers have made available to Buyer a summary of the PEO Plans provided by the PEO to Sellers.

(f)With respect to each Employee Benefit Plan and, to the knowledge of Sellers, PEO Plan, (i) there are no actions, suits, claims (other than claims for routine benefits) or disputes pending, or to the knowledge of Sellers, threatened and (ii) there are no audits, inquiries, reviews, claims or demands pending with any Governmental Entity.

(g)Except as expressly contemplated by this Agreement or as set forth on Section 3.10(g) of the Disclosure Schedules, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will (alone or in combination with any other event) (i) result in any payment becoming due to any officer, employee, independent contractor or director of any of the Group Companies, (ii) increase any payments or benefits otherwise payable under any Employee Benefit Plan or PEO Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any payments or benefits under any Employee Benefit Plan or PEO Plan or (iv) result in any “parachute payment” as defined in Section 280(G)(b)(2) of the Code (whether or not such payment is considered to be reasonably compensation for services rendered) which would not be deductible under Section 280G of the Code.  There is no Contract, plan or other arrangement which requires any Group Company to pay a Tax gross-up, indemnification payment or reimbursement for Taxes under Code Section 409A or Code Section 4999.

Section 3.11Environmental Matters

. Except as set forth on Section 3.11 of the Disclosure Schedules:

(a)each Group Company is, and since January 1, 2017 (or, with respect to a particular asset, such shorter period as such Group Company has owned such asset) has been, in compliance with all Environmental Laws;

(b)each Group Company holds and is in compliance with all permits, licenses and other authorizations that are required pursuant to Environmental Laws;

(c)to the knowledge of Sellers, no Group Company is obligated to conduct or pay for any corrective action under any Environmental Laws;

(d)no Group Company has received since January 1, 2017 (or, with respect to a particular asset, such shorter period as such Group Company has owned such asset) any

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currently unresolved written notice of any violation of, or liability (including any investigatory, corrective or remedial obligation) under, any Environmental Laws;

(e)no Group Company is party to any Order, judgment or decree that remains unresolved or that imposes any continuing obligation under any Environmental Laws on any Group Company; and

(f)the Group Companies have made available to Buyer copies of all reports of any studies or assessments prepared for the Group Companies since January 1, 2017 to the extent in the possession or control of the Group Companies containing material information regarding: any actual or alleged material violation by Group Companies of any Environmental Law, or any actual or alleged material Liability of the Group Companies under any Environmental Law, including any Liability concerning any toxic or hazardous material, substance or waste, pollutant, or contaminant, or other terms of similar meaning and regulatory effect, as to which liability or standards or conduct may be imposed under any Environmental Laws.

Section 3.12Intellectual Property

.  Section 3.12 of the Disclosure Schedules sets forth a list of patents, patent applications, trademark registrations and applications, copyright registrations and applications, and domain names owned by each Group Company as of the Effective Date.  Except as set forth in Section 3.12 of the Disclosure Schedules or as would not, have a Company Material Adverse Effect, (a) the Group Companies own or have the right to use in the manner currently used all Intellectual Property Rights used by any Group Company in, and that are material to, the business of the Group Companies as currently conducted and (b), (i) there are no claims pending against any Group Company by any third party contesting the use or ownership of any material Intellectual Property Rights  (other than Trademarks, as set out in Section 6.16) necessary for the conduct of the businesses of the Group Companies as currently conducted (collectively, the “Group Company IP Rights”), or alleging that any Group Company is infringing any Intellectual Property Rights of a third party in any material respect, and (ii) there are no claims pending that have been brought by any Group Company against any third party alleging infringement of any material Group Company IP Rights owned by any Group Company.  To the knowledge of Sellers, (x) the conduct of the business of each Group Company as currently conducted does not infringe any Intellectual Property Rights of any third party and (y) no third party is infringing any material Group Company IP Rights owned by any Group Company.

Section 3.13Labor Matters

.  (a) No Group Company has entered into or is otherwise subject to any collective bargaining agreement with respect to its employees, (b) there is no material labor strike, work stoppage or lockout pending or, to the knowledge of Sellers, threatened in writing against or affecting any Group Company, (c) to the knowledge of Sellers, as of the Effective Date, no union organization campaign is in progress with respect to any employees of any Group Companies, (d) there is no material unfair labor practice, charge, arbitration or complaint pending against any Group Company, (e) no Group Company other than GLP US Management LLC (x) currently employs any individuals or (y) has any obligation for the payment of employee compensation or benefits, (f) no employees of the Group Companies are represented by any labor organization, (g) no labor organization or group of employees of any Group Company has made a written demand to any Group Company for recognition or

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certification and (h) there are no representation or certification proceedings or petitions seeking a representation proceeding presently filed, or to the knowledge of Sellers, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority.

Section 3.14Insurance

.  Section 3.14 of the Disclosure Schedules sets forth each insurance policy maintained by the Group Companies, Management Holdings or its Subsidiaries with respect to the properties, assets, products, business or personnel that is material to the Group Companies taken as a whole (other than Employee Benefit Plans or PEO Plans). (a) All insurance policies held by any Group Company, Management Holdings or its Subsidiaries as of the Effective Date relating to the businesses, assets, liabilities and operations of the Group Companies are in full force and effect, all premiums with respect thereto have been paid and, to the knowledge of Sellers, no notice of cancellation or termination has been received by any Group Company, Management Holdings or its Subsidiaries with respect to any such policy and (b) no Group Company has reason to believe that it, Management Holdings or its Subsidiaries, will not be able to (i) renew its existing insurance policies as and when such policies expire or (ii) obtain comparable coverage from comparable insurers as may be necessary to continue its business without a material increase in costs. The Group Companies, Management Holdings and its Subsidiaries, as applicable, are in compliance in all material respects with the provisions of such insurance policies insuring the assets and properties of the Group Companies.

Section 3.15Tax Matters

.

(a)The Group Companies have prepared and duly filed, or caused to be prepared and duly filed, with the appropriate taxing authorities all material tax returns, information returns, statements, forms, filings and reports (each a “Tax Return” and, collectively, the “Tax Returns”) required to be filed with respect to the Group Companies, and all such Tax Returns are true, correct and complete in all material respects.  The Group Companies have paid all material Taxes owed or payable by the Group Companies (whether or not shown on a Tax Return), including Taxes which the Group Companies are obligated to withhold.

(b)No Group Company has received a written notice that it is currently the subject of a Tax audit or examination, and no Tax audit or examination is currently threatened in writing by any taxing authority.

(c)No Group Company (i) has waived any statute of limitations in respect of material Taxes or consented to extend the time, nor is it the beneficiary of any extension of time, in which any Tax may be assessed or collected by any taxing authority, which extension is still outstanding, (ii) has received a request in writing for waiver of the time to assess any material Taxes, which request is still pending, (iii) has any outstanding requests for any Tax ruling from any Governmental Entity, (iv) is contesting any liability for Taxes before any Governmental Entity or (v) is the subject of a “closing agreement” within the meaning of Section 7121 of the Code (or any comparable agreement under applicable state, local or foreign Tax Law).

(d)No Group Company has received from any taxing authority any written notice of proposed adjustment, deficiency, underpayment of Taxes or any other such written notice which has not been satisfied by payment or been withdrawn.

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(e)No claim has been made in writing by any taxing authority in a jurisdiction where any Group Company does not file Tax Returns that such Group Company is or may be subject to taxation by that jurisdiction.

(f)Each of the Acquired Companies listed on Section 3.15(f) of the Disclosure Schedules (the “REIT Entities”) (i) has for all taxable years commencing with the taxable year of its formation, or as otherwise set forth in Section 3.15(f) of the Disclosure Schedules, through its taxable year ending December 31, 2018, been subject to taxation as a real estate investment trust within the meaning of Sections 856 through 860 of the Code (a “REIT”) and has satisfied all requirements to qualify for taxation as a REIT for such years; (ii) has been organized and operated since January 1, 2019 to the Effective Date, and will operate through the Closing Date, in such a manner as to permit it to continue to qualify as a REIT for the taxable year beginning on January 1, 2019, determined as if such taxable year of the REIT Entity ended on the Closing Date at the Closing (such deemed taxable year, the “2019 Short Year”) but without regard to the distribution requirement described in Section 857(a)(1) of the Code with respect to taxable income recognized in the 2019 Short Year; and (iii) has not taken or omitted to take any action which would reasonably be expected to result in an Acquired Company’s failure to qualify as a REIT, and no challenge to an Acquired Company’s status as a REIT is pending or threatened in writing.

(g)Section 3.15(g) of the Disclosure Schedules sets forth each Group Company and its classification for U.S. federal income tax purposes as of the date hereof.  Each entity listed on Section 3.15(g) of the Disclosure Schedules as a partnership or disregarded entity has, from and after its date of formation, been classified as a partnership or disregarded entity for U.S. federal income tax purposes.

(h)No Group Company has (i) engaged, directly or indirectly, in any action that could result in any “prohibited transaction” Tax pursuant to Section 857(b)(6) of the Code or any Tax on certain non-arm’s length transactions described in Section 857(b)(7) of the Code, or (ii) has incurred any liability for Taxes under Sections 857(b), 857(f), 860(c) or 4981 of the Code or Section 337(d) of the Code (and the applicable Treasury Regulations thereunder).

(i)No REIT Entity has any earnings and profits attributable to itself or any other corporation accumulated in any non-REIT year within the meaning of Section 857 of the Code.

(j)No Group Company is or has been a party to any “reportable transaction,” as defined in Section 6707A(c)(1) of the Code and Treasury Regulation 1.6011-4(b).

(k)No Group Company (i) has agreed to make any adjustment pursuant to Section 481(a) of the Code, (ii) has any knowledge that the Internal Revenue Service has proposed, in writing, such an adjustment or a change in accounting method with respect to the Group Company or (iii) has any application pending with the Internal Revenue Service or any other Governmental Entity requesting permission for any change in accounting method.

(l)Except as set forth on Section 3.15(l) of the Disclosure Schedules, no Group Company holds, directly or indirectly, any asset the disposition of which would be subject

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to taxation under Section 337(d) of the Code and the Treasury Regulations thereunder or subject to rules similar to Section 1374 of the Code.

(m)No Group Company is a party to or has any obligation under any Tax sharing agreement, Tax indemnity agreement, Tax allocation agreement or similar contract or arrangement (other than contracts entered into in the ordinary course of business and the primary subject of which is not Tax).

(n)No Group Company (i) is or has ever been a member of an affiliated group of corporations filing a consolidated income Tax Return or (ii) has any liability for Taxes of any Person (other than such Group Company or its respective Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of any state, local or foreign Law), as a transferee or successor, by contract or otherwise.

Section 3.16Properties and Ground Leases

.

(a)Each Group Company set forth on Section 3.16(a) of the Disclosure Schedules, as applicable, owns fee simple title to the real property identified in Section 3.16(a) of the Disclosure Schedules (collectively, the “Owned Properties”), which shall be free and clear of all Liens as of the Closing, except Permitted Liens. To the knowledge of Sellers, no Property is subject to any order to be sold nor is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor, has any Seller or Group Company received written notice that any such condemnation, expropriation or taking is threatened or proposed, except as would not have a Company Material Adverse Effect.

(b)Section 3.16(b) of the Disclosure Schedules lists each parcel of real property currently ground leased or ground subleased by any Group Company (collectively, the “Ground Leased Properties”) and sets forth the party holding such ground leasehold interest and a list of the ground lease or ground sublease (collectively, with each other agreement or amendment modifying, supplementing or assigning such ground lease or ground sublease or related to “PILOT” or other tax-abatement arrangements entered into at such Ground Leased Properties, the “Ground Lease Documents”) as of the Effective Date. Each applicable Group Company holds a valid leasehold interest in the Ground Leased Properties, which shall be free and clear of all Liens as of the Closing, except Permitted Liens. True, correct and complete copies of all Ground Lease Documents have been made available to Buyer. Each of the Ground Lease Documents is valid, binding and in full force and effect and enforceable as against the applicable Group Company and, to the knowledge of Sellers, as against the other party thereto, subject to the Bankruptcy and Equity Exception. Neither any Seller nor any Group Company has received or delivered any written notice of default under any of the Ground Lease Documents that remains uncured. No Group Company is in default (with or without notice or lapse of time or both), under the Ground Lease Documents, and, to the knowledge of the Seller, the other party under the Ground Lease Documents is not in default (with or without notice or lapse of time or both) thereunder.

(c)Except pursuant to the terms of this Agreement, no Property or Group Company is subject to an agreement pursuant to which such Property or Group Company will be sold or otherwise transferred by any Seller or Group Company.

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(d)As of the Effective Date, no Group Company is a party to (i) any management or other similar contract providing for the management of any Property by any party, other than as disclosed in Section 3.16(d)(1) of the Disclosure Schedules (collectively, the “Management Agreements”) or (ii) any leasing brokerage or similar contract providing for the leasing of any Property or payment of leasing commissions to any third-party, other than as disclosed in Section 3.16(d)(2) of the Disclosure Schedules (collectively, the “Brokerage Agreements”). No party is providing management or similar services to the Properties, other than pursuant to the Management Agreements and the agreements disclosed in Section 3.16(d)(3) of the Disclosure Schedules (collectively, the “Sub-management Agreements”). True, correct and complete copies of the Management Agreements, Affiliate Agreements (to the extent set forth on Section 3.21 of the Disclosure Schedules), forms of Brokerage Agreements (along with a schedule of the applicable counterparties to such agreements), and forms of Sub-management Agreements (along with a schedule of the applicable counterparties to such agreements) have been made available to Buyer.

(e)Other than the Properties and the Leased Real Property, the Group Companies do not own, directly or indirectly, any fee simple, leasehold or other ownership interest in any real property as of the Effective Date. There are no outstanding options, rights of first offer or rights of first refusal or other rights to purchase such any Property or any portion thereof or interest therein.

Section 3.17Leased Real Property; Personal Property

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(a)Leased Real Property.  Section 3.17(a) of the Disclosure Schedules sets forth a list of all leases (each a “Material Real Property Lease”) of real property (such real property, the “Leased Real Property”) pursuant to which a Group Company is a tenant as of the Effective Date, except for any lease or agreement pursuant to which a Group Company holds Leased Real Property for which the aggregate annual rental payments do not exceed $2.5 million.  Each Material Real Property Lease is valid and binding on the Group Company party thereto, enforceable in accordance with its terms (subject to proper authorization and execution of such Material Real Property Lease by the other party thereto subject to the Bankruptcy and Equity Exception), except as would not have a Company Material Adverse Effect.  Each Group Company, and, to the knowledge of Sellers, each of the other parties thereto, has performed in all material respects all material obligations required to be performed by it under each Material Real Property Lease.  No Group Company has entered into any written or oral subleases, concessions or other contracts granting to any Person other than a Group Company the right to use or occupy any Leased Real Property.  No Group Company has granted to any Person other than a Group Company any options or rights of first refusal to purchase all or a portion of such properties.

(b)Personal Property.  As of the Effective Date and except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Group Companies collectively own, hold valid leases or otherwise have rights in, all material machinery, equipment and other personal property (excluding, for the avoidance of doubt, Intellectual Property Rights) necessary for the conduct of their business as currently conducted, free and clear of all Liens except for Liens identified on Section 3.17(b) of the Disclosure Schedules, Permitted Liens and otherwise subject of the terms of the Ground Lease Documents.

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Section 3.18Space Leases

.  The Acquired Companies have made available to Buyer copies of all existing Major Space Leases which are true, correct and complete in all material respects. As of the Effective Date, the Major Space Leases have not been materially amended, supplemented or otherwise modified except such amendments, supplements and modification as have been made available to Buyer. As of the Effective Date, no Group Company has given or received any written notice of any breach or default under any of such Major Space Leases which has not been cured. As of the date of the Latest Balance Sheet, except as set forth on Section 3.18(a) of the Disclosure Schedules, there are no outstanding tenant inducements, tenant allowances, leasing costs (including brokerage commissions) or similar arrangements with respect to the Major Space Leases or any renewal thereof relating to or for any period after Closing. Except pursuant to the terms of any Space Lease, Ground Lease Document or instrument properly recorded against the applicable Property, no party has any purchase option, right of first refusal, right of first offer or similar right. As of the date of the Latest Balance Sheet, except for the work described in Section 3.18(b) of the Disclosure Schedules, all tenant improvements and other construction work required by the terms of any Major Space Lease to be performed by, or at the cost of, any Group Company have been completed and fully paid for. Sellers do not covenant, represent or warrant that any particular Space Lease will be in force or effect as of the Closing Date or that any tenant under a Space Lease will not be in default under its Space Lease as of the Closing Date. Except as set forth in the Space Leases and the Brokerage Agreements, there are no outstanding tenant inducements, tenant allowances, leasing costs (including brokerage commissions) or similar arrangements with respect to the Space Leases.

Section 3.19Security Deposits

.  Section 3.19 of the Disclosure Schedules is a true, correct and complete list of the security and other deposits as of the date of the Latest Balance Sheet (including, whether in the form of cash or letter of credit) under the Major Space Leases being held by the Group Companies as of the date of the Latest Balance Sheet and notes whether such security and other deposit is held as cash or a letter of credit. No Person, other than the Group Companies, is holding any security or other deposits made by any tenant under the Major Space Leases, other than any security or other deposit set forth on Section 3.19 of the Disclosure Schedules for which a proration is made at Closing in accordance with this Agreement.

Section 3.20Rent Rolls

.  The rent rolls made available to Buyer are true, correct and complete copies of the rent rolls on which Sellers and the Group Companies rely for internal accounting purposes and which are true, correct and complete in all material respects as of the date of the Latest Balance Sheet.

Section 3.21Transactions with Affiliates

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(a)Section 3.21 of the Disclosure Schedules sets forth all agreements, arrangements or contracts between any Group Company, on the one hand, and any other Group Company (other than contracts relating to employment), on the other hand (collectively, the “Intercompany Arrangements”), that will not be terminated effective as of the Closing Date.

(b)Section 3.21 of the Disclosure Schedules sets forth all agreements, arrangements or contracts between any Seller or any Affiliate of Seller (excluding any Group Company), on the one hand, and any Group Company (other than contracts relating to

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employment), on the other hand (collectively, the “Affiliate Arrangements”), that will not be terminated effective as of the Closing Date pursuant to Section 6.18.

Section 3.22Brokers

.  Neither Buyer nor the Group Companies will be responsible for any broker’s, finder’s or other fee or commission to any broker, finder or investment banker in connection with the Transactions based upon arrangements made by or on behalf of the Group Companies.

Section 3.23Anti-Money Laundering and Anti-Terrorism Laws; Anti-Corruption

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(a)None of the Group Companies or their Affiliates is in violation of any Laws relating to terrorism, money laundering or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56, as amended, and Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) (the “Executive Order”).

(b)None of the Group Companies or their Affiliates is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any Government List.

(c)Neither the Group Companies, nor any Person controlling or controlled by the Group Companies, is a country, territory, individual or entity named on a Government List.

(d)None of the Group Companies have taken any action, directly or indirectly, that has resulted or would result in a violation of any Applicable Corruption Laws, and the Group Companies conduct their businesses in conformity with all Applicable Corruption Laws.

Section 3.24Exclusivity of Representations and Warranties

.  Notwithstanding the delivery or disclosure to any Buyer Party or its Affiliates or any of their respective Representatives (collectively, the “Buyer Related Persons”) of any documentation or other information, the representations and warranties made in this Article III are the exclusive representations and warranties of any kind or nature, express or implied, of the Group Companies or their respective Representatives as to the Interests, businesses or assets (including as to the condition, value or quality thereof) of the Group Companies, and the Group Companies hereby specifically disclaim any other representations or warranties. Without limiting the generality of the foregoing, none of the Group Companies or any of their respective Representatives has made any representation or warranty with respect to any projections, forecasts, plans, budgets or other estimates of future revenues, expenses, results of operations, cash flows or financial condition, or any component of any of the foregoing, of the Group Companies. Each Group Company acknowledges, represents, warrants and agrees, on behalf of itself and its Affiliates, that (i) other than as expressly set forth in this Agreement, no Buyer Related Person makes or has made any representation or warranty, either express or implied, as to the accuracy or completeness of any information provided or made available to any Group Company Related Person in connection with the Transactions, and (ii) no Group Company

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Related Person shall have any claim against any Buyer Related Person resulting from any information provided or made available to any Group Company Related Person, and any such claim is hereby expressly waived.

Section 3.25Scope of Representations and Warranties

.  For purposes of this Article III, the Parties agree that, notwithstanding anything in this Agreement to the contrary, (a) each USIP I Company is, severally and not jointly with the other USIP I Companies, only making representations and warranties with respect to the USIP I Interests, the USIP I Companies and their respective Subsidiaries, as applicable, (b) each USIP II Company is, severally and not jointly with the other USIP II Companies, only making representations and warranties with respect to the USIP II Interests, the USIP II Companies and their respective Subsidiaries, as applicable, and (c) each USIP III Company is, severally and not jointly with the other USIP III Companies, only making representations and warranties with respect to the USIP III Interests, the USIP III Companies and their respective Subsidiaries, as applicable.

Article IV
REPRESENTATIONS AND WARRANTIES REGARDING SELLERS

Except as set forth in the Disclosure Schedules, each Seller hereby severally and not jointly represents and warrants to Buyer Parties as follows:

Section 4.1Organization

.  Such Seller is a legal entity duly organized and validly existing under the Laws of its jurisdiction of formation.  Such Seller has the requisite legal power and authority to own its respective Purchased Interests, except where the failure to have such power and authority would not prevent or materially delay the consummation of the Transactions.

Section 4.2Authority

.  Such Seller has all necessary power and authority to execute and deliver this Agreement and to consummate the Transactions.  The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by all necessary action on the part of such Seller and no other proceeding on the part of such Seller is necessary to authorize this Agreement or to consummate the Transactions.  No vote or other action of such Seller’s equityholders is required to approve this Agreement or for such Seller to consummate the Transactions, other than any deliveries by Sellers contemplated by Sellers pursuant to Section 2.3. This Agreement has been duly and validly executed and delivered by such Seller and constitutes a valid, legal and binding agreement of such Seller (assuming that this Agreement has been duly and validly authorized, executed and delivered by the other Parties), enforceable against such Seller in accordance with its terms, subject to the Bankruptcy and Equity Exception.

Section 4.3Consents and Approvals; No Violations

.  Assuming the truth and accuracy of the representations and warranties of Buyer set forth in Section 5.3, no notices to, filings with or authorizations, consents or approvals of any Governmental Entity are necessary for the execution, delivery or performance by such Seller of this Agreement or the Ancillary Documents to which such Seller will be a party or the consummation by such Seller of the Transactions, except for (a) compliance with and filings under the HSR Act (if applicable), (b) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware and

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(c) those the failure of which to obtain or make would not prevent or materially delay the Closing.  Neither the execution, delivery or performance by such Seller of this Agreement or the Ancillary Documents to which such Seller will be a party nor the consummation by such Seller of the Transactions will (i) conflict with or result in any breach of any provision of such Seller’s Governing Documents, (ii) result in a violation or breach of, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or purchase or sale) under, any contract, agreement or other instrument binding upon such Seller or (iii) violate any Order, writ, injunction, decree, Law, statute, rule or regulation of any Governmental Entity having jurisdiction over such Seller or the Purchased Interests, except in each case of clauses (ii) and (iii) as would not prevent or materially delay the consummation of the Transactions.

Section 4.4Ownership of the Purchased Interests

.  Such Seller owns beneficially and of record, and has good and valid title to, all of its respective Purchased Interests, and upon consummation of the Transactions such Seller shall have transferred to Buyer good and valid title to such Purchased Interests, free and clear of all Liens other than any Liens created by Buyer or its Affiliates.

Section 4.5Brokers

.  Neither Buyer nor the Group Companies will be responsible for any broker’s, finder’s or other fee or commission to any broker, finder or investment banker in connection with the Transactions based upon arrangements made by or on behalf of such Seller.

Section 4.6Anti-Money Laundering and Anti-Terrorism Laws; Anti-Corruption

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(a)None of the Sellers, nor, to Sellers’ knowledge after reasonable review of publicly available information, any Person owning, directly or indirectly, more than 50% of the ownership interests in any Seller or controlled by Sellers, is in violation of any Laws relating to terrorism, money laundering or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56, as amended, and the Executive Order;

(b)None of the Sellers, nor, to Sellers’ knowledge after reasonable review of publicly available information, any Person owning, directly or indirectly, more than 50% of the ownership interests in any Seller or controlled by Sellers, is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any Government List;

(c)Neither the Sellers, nor to Sellers’ knowledge after reasonable review of publicly available information, any Person owning, directly or indirectly, more than 50% of the ownership interests in any Seller or controlled by Sellers, is a country, territory, individual or entity named on a Government List; and

(d)None of the Sellers has taken any action, directly or indirectly, that has resulted or would result in a violation of any Applicable Corruption Laws, and the Sellers conduct their businesses in conformity with all Applicable Corruption Laws.

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Section 4.7Exclusivity of Representations and Warranties

.  Notwithstanding the delivery or disclosure to any Buyer Related Persons of any documentation or other information, the representations and warranties made in this Article IV are the exclusive representations and warranties of any kind or nature, express or implied, of Sellers or their respective Representatives as to the Interests, businesses or assets (including as to the condition, value or quality thereof) of the Group Companies, and Sellers hereby specifically disclaim any other representations or warranties. Without limiting the generality of the foregoing, none of Sellers or any of their respective Representatives has made any representation or warranty with respect to any projections, forecasts, plans, budgets or other estimates of future revenues, expenses, results of operations, cash flows or financial condition, or any component of any of the foregoing, of Sellers or the Group Companies. Each Seller acknowledges, represents, warrants and agrees, on behalf of itself and its Affiliates, that (i) other than as expressly set forth in this Agreement, no Buyer Related Person makes or has made any representation or warranty, either express or implied, as to the accuracy or completeness of any information provided or made available to any Seller, its Affiliates or any of their respective Representatives (the “Seller Related Persons”) in connection with the Transactions, and (ii) no Seller Related Person shall have any claim against any Buyer Related Person resulting from any information provided or made available to any Seller Related Person, and any such claim is hereby expressly waived.

Section 4.8Scope of Representations and Warranties

.  For purposes of this Article IV, the Parties agree that, notwithstanding anything in this Agreement to the contrary, (a) each USIP II Seller is, severally and not jointly with the other USIP II Sellers, only making representations and warranties with respect to the USIP II Interests, the USIP II Companies and their respective Subsidiaries, as applicable, (b) the USIP III Seller is only making representations and warranties with respect to the USIP III Interests, the USIP III Companies and their respective Subsidiaries, as applicable, and (c) Management Holdings shall be deemed to be a Seller solely for the purposes of this Article IV (other than Section 4.4) and shall be deemed to be making the representations in this Article IV (other than Section 4.4) and Article VII to the extent related to the Article IV (other than Section 4.4) solely with respect to Management Holdings and its Subsidiaries.

Article V
REPRESENTATIONS AND WARRANTIES OF BUYER PARTIES

Each Buyer Party hereby represents and warrants to the Seller Parties as follows:

Section 5.1Organization

.  Buyer is a Delaware limited liability company, duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and each Merger Sub is a Delaware limited liability company, duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation. Each Buyer Party has all requisite power and authority to carry on its businesses as presently conducted, except where the failure to have such power or authority would not prevent or materially delay the consummation of the Transactions.

Section 5.2Authority

.  Each Buyer Party has all necessary power and authority to execute and deliver this Agreement and to consummate the Transactions.  The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized

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by all necessary action on the part of each Buyer Party and no other proceeding on the part of any Buyer Party is necessary to authorize this Agreement or to consummate the Transactions.  No vote or other action of any Buyer Party’s equityholders is required to approve this Agreement or for any Buyer Party to consummate the Transactions.  This Agreement has been duly and validly executed and delivered by each Buyer Party and constitutes a valid, legal and binding agreement of each Buyer Party (assuming that this Agreement has been duly and validly authorized, executed and delivered by the other Parties), enforceable against such Buyer Party in accordance with its terms, subject to the Bankruptcy and Equity Exception.

Section 5.3Consents and Approvals; No Violations

.  Assuming the truth and accuracy of the representations and warranties of the Acquired Companies and Sellers contained in Section 3.5 and Section 4.3, respectively, no notices to, filings with or authorizations, consents or approvals of any Governmental Entity are necessary for the execution, delivery or performance by any Buyer Party of this Agreement or the Ancillary Documents to which such Buyer Party will be a party or the consummation by such Buyer Party of the Transactions, except for (a) compliance with and filings under the HSR Act (if applicable), (b) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware and (c) those the failure of which to obtain or make would not prevent or materially delay the consummation of the Transactions.  Neither the execution, delivery or performance by a Buyer Party of this Agreement or the Ancillary Documents to which such Buyer Party will be a party nor the consummation by such Buyer Party of the Transactions will (i) conflict with or result in any breach of any provision of such Buyer Party’s Governing Documents, (ii) result in a violation or breach of, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or purchase or sale) under, any contract, agreement or other instrument binding upon such Buyer Party or (iii) violate any Order, writ, injunction, decree, Law, statute, rule or regulation of any Governmental Entity applicable to such Buyer Party or any of such Buyer Party’s Subsidiaries or any of their respective properties or assets, except in each case of clauses (ii) and (iii) as would not prevent or materially delay the consummation of the Transactions.

Section 5.4Brokers

.  No broker, finder, financial advisor or investment banker is entitled to any brokerage, finder’s, financial advisor’s or investment banker’s fee or commission or similar payment in connection with the Transactions based upon arrangements made by and on behalf of Buyer or any of its Affiliates for which Sellers may become liable at any time or any of the Group Companies may become liable prior to the Closing.

Section 5.5Guaranty

.  Concurrently with the execution of this Agreement, Buyer has delivered the Guaranty to the Seller Representative.  The Guaranty is in full force and effect, has not been withdrawn or terminated or otherwise amended or modified in any respect, and constitutes the valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with and subject to its terms and conditions, except as enforceability may be limited by the Bankruptcy and Equity Exception. No event has occurred which, with or without notice, lapse of time or both, could constitute a default on the part of the Guarantor under such Guaranty. The provisions of this Section 5.5 do not limit the express representations of the Guarantor contained in the Guaranty.

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Section 5.6Solvency

.  Assuming that (a) the conditions to the obligation of the Buyer Parties to consummate the Transactions have been satisfied or waived, (b) the representations and warranties set forth in Article III and Article IV are true and correct, and (c) the financial projections or forecasts provided by or on behalf of the Seller Parties to Buyer prior to the date hereof have been prepared in good faith on assumptions that were and continue to be reasonable, immediately after giving effect to the Transactions, Buyer and the Group Companies will not (a) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the fair salable value of its assets is less than the amount required to pay the probable liability on its existing debts as they mature), (b) have unreasonably small capital with which to engage in its business or (c) have incurred debts beyond its ability to pay as they become due.

Section 5.7REIT Matters

.  At the Effective Time, Buyer will not be an individual for the purposes of Section 542(a)(2) of the Code (determined after taking into account Section 856(h)(3)(A) of the Code) and Buyer’s acquisition of the USIP Interests will not cause any REIT Entity to be “closely held” as defined in Section 856(h) of the Code.

Section 5.8Merger Subs

.  All of the authorized equity interests of the Merger Subs are, and at the Effective Time will be, owned by Buyer or its permitted designee and such equity interests are validly issued and outstanding.  Each Merger Sub was formed solely for the purpose of engaging in the Mergers and the other Transactions.

Section 5.9Investigation; No Other Representations; Investment Risk

.

(a)The Buyer Related Persons have conducted their own independent review and analysis of the Group Companies and, based thereon, have formed an independent judgment concerning the businesses, assets, condition, operations and prospects of the Group Companies.  The Buyer Related Persons have been given full access to such documents and information about the Group Companies and their businesses and operations as they have deemed necessary to enable them to make an informed decision with respect to the execution, delivery and performance of this Agreement and the consummation of the Transactions.

(b)Each Buyer Party acknowledges, represents, warrants and agrees, on behalf of itself and its Affiliates, that (i) other than as expressly set forth in this Agreement, none of Sellers, the Group Companies, any of their Affiliates or any of their respective Representatives (collectively, the “Group Company Related Persons”) makes or has made any representation or warranty, either express or implied, as to the accuracy or completeness of any information provided or made available to any Buyer Related Person in connection with the Transactions or with respect to any projections, forecasts, estimates, plans or budgets of future revenues, expenses or expenditures, future results of operations, future cash flows or future financial condition, or any component of the foregoing, or any other forward looking information, of the Group Companies or their Affiliates and (ii) no Buyer Related Person shall have any claim against any Group Company Related Person resulting from any information provided or made available to any Buyer Related Person, including any such projections, forecasts, estimates, plans, budgets or other forward looking information, or any material provided in any “data room,” confidential information memorandum or management presentation, and any such claim is hereby expressly waived.

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(c)Each Buyer Party (i) is an “accredited investor” within the meaning of the Securities Act, (ii) is a “qualified purchaser” within the meaning of the Investment Company Act of 1940, as amended, (iii) is able to bear the economic risk of its investment in the Interests (including total loss of its investment) and (iv) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the Transactions.

Section 5.10Anti-Money Laundering and Anti-Terrorism Laws; Anti-Corruption

.

(a)None of Buyer or its Affiliates is in violation of any Laws relating to terrorism, money laundering or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56, as amended, and the Executive Order.

(b)None of Buyer or its Affiliates is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any Government List.

(c)Neither Buyer, nor any Person controlling or controlled by Buyer, is a country, territory, individual or entity named on a Government List.

(d)Buyer has not taken any action, directly or indirectly, that has resulted or would result in a violation of any Applicable Corruption Laws, and Buyer conducts its businesses in conformity with all Applicable Corruption Laws.

Article VI
COVENANTS

Section 6.1Conduct of Business of the Group Companies

.  Except (a) as required by applicable Law, (b) as consented to in writing by Buyer (which consent shall not be unreasonably withheld, delayed or conditioned); provided, that the consent of Buyer shall be deemed to have been given if Buyer does not object within ten (10) Business Days following Seller Representative’s written request for such consent, (c) as expressly contemplated or required by this Agreement or (d) as set forth on Section 6.1 of the Disclosure Schedules, from and after the Effective Date until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, each Group Company shall (and the Seller Parties shall cause each Group Company to) (i) conduct its business in the ordinary course in all material respects, (ii) use its commercially reasonable efforts to preserve substantially intact its business organization and, to the extent within such Group Company’s control, goodwill, relationships with tenants, and material commercial relationships, (iii) to preserve their assets and properties in good repair and condition (normal wear and tear excepted) and (iv) not take any of the following actions (it being acknowledged and agreed that if any action is expressly permitted by any of the following subsections, such action shall be expressly permitted under this Section 6.1 so long as it is not prohibited by another subsection):

(A)adopt any amendments or modifications to its Governing Documents;

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(B)issue any equity interests or grant any option to purchase or subscribe for any equity interests, or sell, grant, pledge, distribute or otherwise dispose of, or incur any Lien (other than any Permitted Lien) on, any of its share capital or other equity interests or any options, warrants, convertible or exchangeable securities, subscriptions, rights, stock appreciation rights, calls or commitments with respect to its share capital of any kind or grant phantom stock or other similar rights with respect to its share capital or other equity interests;

(C)subject any portion of its properties or assets to any Lien, except for Permitted Liens;

(D)authorize, recommend, propose or announce an intention to adopt or effect, adopt or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, conversion, restructuring, recapitalization or other reorganization;

(E)acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses other than the Romeoville Asset pursuant to the Romeoville PSA or personal property in the ordinary course;

(F)sell, lease (except as otherwise permitted pursuant to Section 6.9), transfer, distribute, or otherwise dispose any material assets, properties or businesses, including the Properties, for an amount greater than $3,000,000 with respect to an individual transaction and $10,000,000 in the aggregate, other than (i) dispositions of obsolete personal property in the ordinary course of business to be replaced with comparable and useful personal property, (ii) as required pursuant to the terms of any Space Lease and (iii) the Miramar Disposition;

(G)make any loans, advances, guaranties or capital contributions to or investments in any other Person, other than pursuant to existing contracts which have been made available to Buyer prior to the Effective Date;

(H)terminate, materially amend, extend or renew any Material Contract (other than extensions or renewals at the end of a term or on overall terms no less favorable to the applicable Group Company than the terms of the existing Material Contract and for a term no longer than the existing term of such Material Contract) or enter into any agreement that if entered into prior to the Effective Date would constitute a Material Contract;

(I)(i) increase the compensation or benefits of, or enter into any new bonus or incentive agreement or arrangement with, any of its employees, directors or individual independent contractors, other than in the ordinary course of business, (ii) adopt, enter into, materially amend or terminate any Employee Benefit Plan (or any plan, arrangement, program or policy that would be an

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Employee Benefit Plan if it were in existence as of the date of this Agreement), or adopt or terminate a Group Company’s participation in any PEO Plan, (iii) hire any executive officer, (iv) grant any severance, termination pay, retention or change in control benefits to any current or former director, employee or individual independent contractor or (v) enter into any collective bargaining agreement or other agreement with a labor union;

(J)incur any material Indebtedness or any Indebtedness for borrowed money;

(K)modify the Existing Loans, whether to increase any prepayment costs or assumption fees, or otherwise modify any other terms including relating to the ability or costs to prepay or assume such Existing Loans, in each case, in a manner adverse to the Buyer;

(L)initiate or consent to any material zoning reclassification of any Property (or any portion thereof) or any material change to any approved site plan, special use permit, planned unit development approval or other land use entitlement affecting any Property (or any material portion thereof), except with respect to the Romeoville Asset as contemplated under the Romeoville PSA;

(M)change its authorized or issued capital stock or adjust, split, combine, subdivide or reclassify any of its capital stock, membership interests or other equity interests;

(N)settle or compromise any action, suit, claim, investigation or other proceeding (x) with any Governmental Entity or (y) which (1) requires payment by any Group Company of more than $1,000,000 in the aggregate and is not otherwise covered by such Group Company’s insurance policies or by a third party or (2) in which any Group Company admits liability or consents to non-monetary relief;

(O)cancel, terminate, fail to keep in place or reduce the amount of any insurance coverage provided by the insurance policies held by any Group Company, Management Holdings or its Subsidiaries with respect to the assets or properties of any Group Company as of the Effective Date relating to the businesses, assets, liabilities and operations of the Group Companies without obtaining substantially equivalent (in the aggregate) substitute insurance coverage;

(P)except as may be required as a result of a change in Law or in IFRS, make any material change in any financial accounting policies or financial accounting procedures that would materially affect the consolidated assets, liabilities or results of operations of any Group Company;

(Q)change any method of Tax accounting; make, change or rescind any material Tax election; amend any material Tax Return; file any

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material Tax Return other than in the ordinary course of business and consistent with past practice; settle or compromise any material Tax liability; agree to any adjustment of any material Tax attribute; enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any comparable agreement under state, local or foreign law); surrender any right to claim a material Tax refund; request any private letter ruling or similar ruling from any Governmental Entity; consent to extend or waive any statute of limitations with respect to material Taxes; except, in each case, (i) as required by applicable Law, (ii) as expressly set forth in this Agreement or (iii) as is necessary to preserve the status of any REIT Entity as a REIT;

(R)take or allow any action, or omit to take any action, if such action or omission, as the case may be, could reasonably be expected to result in the termination of any REIT Entity’s qualification for taxation as a REIT or could reasonably be expected to result in a challenge to its qualification for taxation as a REIT, except (i) as required by applicable Law or (ii) as expressly set forth in this Agreement;

(S)without limiting any other provision of this Section 6.1, following the Adjustment Time, incur any Indebtedness or declare or pay any distribution or dividend in respect of any equity interests; or

(T)enter into an agreement to do any of the foregoing.

Notwithstanding the foregoing (i) nothing contained in this Agreement shall give to any Buyer Party, directly or indirectly, rights to control or direct the operations of the Group Companies prior to the Closing and (ii) the Sellers and each Acquired Company will take, and cause each of its Subsidiaries to take, any actions, or forbear from taking any actions, as necessary to ensure that each REIT Entity will be classified as a REIT for the taxable year of such entity that includes the Closing Date or to avoid incurring U.S. federal income Taxes under Sections 857(b) or 4981 of the Code, and will take, and cause each of its Subsidiaries to take, any action which is consistent with such REIT qualification for such taxable year or any prior taxable year; provided, that the failure of any entity to satisfy the distribution requirements of Section 857(a) for any period beginning after December 31, 2018 shall not be deemed a breach of this Section 6.1 or of any other obligation of the REIT Entities to maintain REIT status. Prior to the Closing Date, Sellers shall promptly notify Buyer if they become aware of any issue that may adversely impact the maintenance of the REIT status of any REIT Entity for such REIT Entity’s 2019 taxable year and cooperate and consult in good faith with Buyer with respect thereto.

Section 6.2Tax Matters

.  Buyer Parties, on the one hand, and Seller Parties, on the other hand, shall cooperate fully with each other, as and to the extent reasonably requested by the other Party, in connection with the preparation, filing and execution of Tax Returns and any audit, litigation or other proceeding with respect to Taxes.  Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information that are reasonably relevant to any such audit, litigation or other proceeding during normal business hours and making employees available (as reasonably required) and outside tax advisors (whether current or historic) on a mutually convenient basis to provide additional information

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and explanation of any materials provided hereunder or to testify at any such proceeding.  All transfer Taxes, recording fees and other similar Taxes that are imposed on any of the Parties by any Governmental Entity in connection with the Transactions shall be borne 24% by Buyer and 76% by Sellers.  This Section 6.2 shall survive the Closing. Seller Parties will use commercially reasonable efforts to prepare and file the Tax Returns for the Group Companies for the 2018 taxable year prior to September 10, 2019, which filings shall be prepared in a manner consistent with past practice. At least twenty (20) days prior to filing the U.S. federal income Tax Returns, and at least five (5) days prior to filing all other Tax Returns, Seller Parties will provide copies of such Tax Returns for Buyer’s review, reasonable comment and approval, not to be unreasonably withheld.

Section 6.3Access to Information and Properties

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(a)From and after the Effective Date until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, Seller Parties and Management Holdings shall, upon reasonable prior notice, provide to Buyer, at Buyer’s expense and during normal business hours, reasonable access to the books and records of the Group Companies.  Notwithstanding the foregoing, Seller Parties and Management Holdings shall not be required to provide such access if doing so would be reasonably likely to (i) unreasonably disrupt the operations of any Group Company or any of its Affiliates, (ii) cause a violation or breach of or default under, or give a third party the right to terminate or accelerate any rights under, any Material Contract to which any Group Company or any of its Affiliates is a party, (iii) result in a loss of legal privilege to any Group Company or any of its Affiliates, or (iv) constitute a violation of any applicable Law.  All information made available pursuant to this Section 6.3(a) shall be treated as “Confidential Information” pursuant to the terms of the Confidentiality Agreement.  All requests for access or information pursuant to this Section 6.3(a) shall be directed to Seller Representative or its designee.  During the period from the Effective Date until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, each Buyer Party hereby agrees that it is not authorized to and shall not (and shall cause its Affiliates and its and their respective Representatives not to) contact any employee of any Group Company regarding any Group Company, its business or the Transactions without the prior consent of Seller Representative. No investigation or inspection under this Section 6.3 or otherwise shall affect the representations, warranties, covenants or agreements of the Sellers or the Group Companies or the conditions to the obligations of the parties under this Agreement and shall not limit or otherwise affect the rights or remedies available hereunder.  Notwithstanding anything to the contrary in this Agreement or in the Confidentiality Agreement, Buyer and its Representatives may disclose Confidential Information (as defined in the Confidentiality Agreement) subject to the confidentiality restrictions applicable to “Representatives” (as defined in the Confidentiality Agreement) set forth in the Confidentiality Agreement to potential purchasers (and their financing sources) of one or more Properties or Group Companies.

(b)From and after the Effective Date until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, Sellers and Group Companies shall, upon reasonable prior notice, provide Buyer, any lender providing Debt Financing to Buyer, and their respective employees, representatives, attorneys, consultants and agents

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(collectively “Inspection Parties”) limited license to enter upon the Properties during normal business hours to conduct such customary studies, tests, examinations, inquires, inspections and investigations concerning the Properties as may be required by any lender providing Debt Financing to Buyer (the “Property Inspections”); provided, however, that no Inspection Party shall be permitted to (i) perform any invasive tests on a Property or any testing that includes sampling or (ii) to inspect the inside of any buildings occupied by a tenant, in each case without the prior written consent of Seller Representative, in Seller Representative’s sole discretion.  Further, Seller Representative shall have the right, without limitation, to disapprove any and all Property Inspections (including any Phase II environmental study of a Property) and other matters that in the reasonable judgment of Seller Representative could result in (A) a material disruption to the operations of any Group Company or any of its Affiliates, (B) injury to a Property or breach of any Material Contract, violation of applicable Law, or otherwise materially adversely affect a Property, Seller, Group Company or any of its Affiliates.  All requests for access to the Properties pursuant to this Section 6.3(b) shall be directed to Seller Representative or its designee.  No Inspection Party shall enter a Property to perform invasive testing until Seller Representative has given approval of the request and any inspection or testing plan, and the applicable Inspection Party has delivered such evidence of insurance as may be reasonably requested by Seller Representative.  Seller Representative or its designee shall have the right, but not the obligation, to be present during any Property Inspection, provided that if Seller Representative or its designee elects not to be present, Buyer shall nonetheless be permitted to conduct such Property Inspection subject to the terms of this Agreement.  No Inspection Party shall unreasonably interfere with the use, occupancy or business of any tenant at a Property, and no Inspection Party shall permit any lien or encumbrance to be created against a Property as a result of its Property Inspections hereunder.  Buyer shall, at Buyer’s sole cost and expense, promptly restore any damage to a Property related to any Property Inspections, and upon completion of such Property Inspections, Buyer shall be responsible for returning the applicable Property to substantially the same condition as existing immediately prior to entry by such Inspection Party.  Buyer shall indemnify, hold harmless and defend Sellers, Group Companies, their Affiliates, employees, officers, counsel and representatives from and against all damages or other losses, demands, actions, claims costs and expenses (including reasonable attorneys’ fees) arising from or related to the Property Inspections or any breach of the terms and conditions of this Section 6.3(b) (excluding, however, any loss, injury, damage, claim, lien, cost or expense to the extent arising out of the mere discovery of a pre-existing condition at any Property (except to the extent exacerbated by Buyer)).  This Section 6.3(b) shall survive the Closing or any earlier termination of this Agreement.

(c)After the Closing Date, Buyer and the Group Companies shall use commercially reasonable efforts, until the sixth (6th) anniversary of the Closing Date, to retain all books, records and other documents pertaining to the business of the Group Companies in existence on the Closing Date and make the same available for inspection and copying by Seller Representative (at Seller Representative’s expense) during normal business hours of the Group Companies upon reasonable request and upon reasonable notice.  No such books, records or documents shall be destroyed after the sixth (6th) anniversary of the Closing Date by Buyer or the Group Companies without first advising Seller Representative in writing and giving Seller Representative a reasonable opportunity to obtain possession thereof. Notwithstanding anything to the contrary in this Section 6.3(c), after the Closing, Buyer and the Group Companies shall be

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entitled to destroy such books, records and other documents to the extent in accordance with bona fide record retention policies. Notwithstanding the foregoing, Buyer shall not be required to provide such access if doing so would be reasonably likely to (i) unreasonably disrupt the operations of Buyer, any Group Company, or any of their Affiliates, (ii) cause a violation or breach of or default under, or give a third party the right to terminate or accelerate any rights under, any contract to which Buyer, any Group Company, or any of their Affiliates is a party, (iii) result in a loss of legal privilege to Buyer, any Group Company, or any of their Affiliates, or (iv) constitute a violation of any applicable Law.  All information made available pursuant to this Section 6.3(c) shall be treated as confidential pursuant to Section 6.3(d).

(d)Each of the Seller Parties and Management Holdings recognizes that, by reason of its ownership or provision of management services, as applicable, of the Acquired Companies, it and its Affiliates have acquired confidential information and trade secrets concerning the operation of the Acquired Companies, the disclosure of which could cause any of the Buyer Parties or its Affiliates substantial loss and damages that could not be readily calculated and for which no remedy at Law would be adequate.  Accordingly, each of the Seller Parties and Management Holdings covenants to the Buyer Parties that such Seller Party, Management Holdings and their Affiliates will not, for a period of two years following the date of this Agreement, except in performance of its obligations to the Buyer Parties or with the prior written consent of Buyer, directly or indirectly, disclose any proprietary, secret or confidential information relating to the Acquired Companies that it may learn or has learned by reason of its ownership of the Acquired Companies, unless such information (i) is or becomes available to the public (other than as a result of any disclosure by any Seller Party, Management Holdings or any of their Representatives in breach of this Section 6.3(d)), (ii) is or becomes available to a Seller Party, Management Holdings or any of their Representatives from a Person, other than a Seller Party, Management Holdings, an Acquired Company or any Buyer Party or any of their respective Representatives, provided that such source is not known (following reasonable inquiry) by such Seller Party, Management Holdings or such Representative, as the case may be, to be disclosing such information in breach of any legal or contractual obligation of confidentiality to a Seller Party, Management Holdings, an Acquired Company or any Buyer Party, (iii) is independently developed by or for a Seller Party, Management Holdings or any of their Representatives without the use of any such information, or (iv) is already in a Seller Party’s, Management Holding’s or any of their Representatives’ possession prior to disclosure to the Seller Party, Management holdings or their applicable Representative, other than from a Seller Party, Management Holdings, an Acquired Company, a Buyer Party or any of their respective Representatives, provided that such source is not known (following reasonable inquiry) by such Seller Party, Management Holdings or such Representative, as the case may be, to be disclosing such information in breach of any legal or contractual obligation of confidentiality to a Seller Party, Management Holdings, an Acquired Company or any Buyer Party.

(e)At the Closing, to the maximum extent each such party is permitted to do so, the Seller Parties, the Acquired Companies, and the Seller Representative shall (and shall cause their applicable Affiliates to), assign, grant and convey to Buyer all the rights under confidentiality agreements between such parties or their respective Representatives, on the one hand, and Persons other than Affiliates of Buyer, on the other hand, that were entered into in

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connection with or relating to a possible sale of any Group Company or the Properties (collectively, the “Other Confidentiality Agreements”), including the right to enforce all terms of the Other Confidentiality Agreements.  None of the Seller Parties, the Acquired Companies, the Seller Representative nor their respective Affiliate or Representatives shall waive any rights under the Other Confidentiality Agreements.  At the Closing, the Seller Representative shall deliver to Buyer copies of the Other Confidentiality Agreements.

(f)Books and Records. Buyer has advised Seller Parties that, following the Closing, Buyer (or a direct or indirect owner of Buyer or Affiliate thereof) may be required to file, in compliance with certain laws and regulations (including, without limitation, Regulation S-X of the Securities and Exchange Commission), audited financial statements, pro forma financial statements and other financial information related to the Group Companies or the Properties for one (1) fiscal year prior to the Closing and any interim period during the fiscal year in which the Closing occurs (financial statements for any such interim period being unaudited) (the “Financial Information”). Following the Closing, if Buyer (or a direct or indirect owner of Buyer or Affiliate thereof) is required to file, in compliance with such laws and regulations, the Financial Information, then Seller Representative agrees to, at no cost to Seller Parties, use commercially reasonable efforts to cooperate with Buyer (and/or its Affiliates) and its representatives and agents in preparing the Financial Information, including, if requested by Buyer, using commercially reasonable efforts to (i) maintain and allow Buyer (and/or its Affiliates) (upon no less than seventy-two (72) hours prior written notice, which notice may be given via email), reasonable access to, during normal business hours, such books and records of Seller Parties reasonably related to the Properties or the Group Companies), (ii) make employees with knowledge of the Properties available for interview by Buyer (and/or its Affiliates), and (iii) deliver a customary representation letter (the “Audit Inquiry Letter”) in such form as is reasonably acceptable to Seller Parties and Buyer’s (and/or its Affiliates) outside third party accountants (the “Accountants”), with such facts and assumptions as reasonably determined by the Accountants in order to make such certificate accurate, signed by the individual(s) responsible for Seller Parties’ financial reporting, as prescribed by generally accepted auditing standards promulgated by the Auditing Standards Division of the American Institute of Certified Public Accountants, which representation letter may be required to assist the Accountants in rendering an opinion on such financial statements (the foregoing (i) – (iii) referred to collectively as the “Audit Assistance”) (it being understood that Seller Parties shall not be required to deliver pro forma financial statements or provide pro forma adjustments to the Financial Information to reflect the transactions contemplated herein including any financing related thereto).

Section 6.4Efforts to Consummate

.

(a)Subject to the terms and conditions of this Agreement, the Parties shall use their respective reasonable best efforts to (i) cause the conditions set forth in Article VII to be satisfied and to enable the Closing to occur as promptly as practicable and in any event prior to the Outside Date and (ii) obtain as promptly as practicable any consent of, or any approval by, any Governmental Entity or third party which is required to be obtained by the Parties or their respective Affiliates in connection with the Transactions. Notwithstanding anything to the contrary in this Agreement, in connection with obtaining any consents in connection with the Transactions from any Person (other than from a Governmental Entity), (I) without the prior

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written consent of Buyer, no Acquired Company or any of its Subsidiaries shall pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, make any commitment or incur any liability or other obligation and (II) no Buyer Party or any of its Affiliates shall be required to pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, make any commitment or incur any liability or other obligations.

(b)Without limiting the foregoing, Buyer shall, and shall cause its Subsidiaries to use their respective best efforts to, take any and all actions necessary, proper or advisable to avoid each and every impediment under any Antitrust Law or other applicable Law or Order that may be asserted by any Governmental Entity with respect to this Agreement and the Transactions so as to cause the conditions set forth in Article VII to be satisfied and to enable the Closing to occur as promptly as practicable and in any event prior to the Outside Date, including by:

(i)(A) agreeing to sell, divest, hold separate, license or otherwise dispose of any assets, operations, divisions or businesses of Subsidiaries or of any of the Group Companies, (B) taking or committing to take such other actions that may limit Buyer’s and its Subsidiaries’ freedom of action with respect to, or their ability to retain, any assets, operations, divisions or businesses of any of the Group Companies, (C) agreeing to terminate any contract or business relationship of Buyer or any of its Subsidiaries or of any of the Group Companies and (D) entering into any orders, settlements, undertakings, consent decrees, stipulations or other agreements to effectuate any of the foregoing; notwithstanding anything in this Agreement to the contrary, nothing in this Section 6.4 or elsewhere in this Agreement shall require any Buyer Party to take or agree to take any action with respect to The Blackstone Group L.P. (“Blackstone”) or any Affiliate of Blackstone, including any affiliated investment funds or any portfolio company (as such term is commonly understood in the private equity industry) of Blackstone, including selling, divesting or otherwise disposing of, conveying, licensing, holding separate, or otherwise restricting or limiting its freedom of action with respect to, any assets, business, products, rights, licenses, investments, or assets, or interests therein, other than with respect to any of the Group Companies; and

(ii)opposing fully and vigorously any administrative or judicial action or proceeding that is initiated (or threatened to be initiated) challenging this Agreement or the Transactions or any order that could restrain, prevent or delay the consummation of the Transactions, including by defending through litigation any action asserted by any Person in any court or before any Governmental Entity, and vigorously pursuing all available avenues of administrative and judicial appeal in order to vacate, lift, reverse, overturn, settle or otherwise resolve any order that would prevent or delay the consummation of the Transactions.

(c)No Party shall, directly or indirectly take any action, including directly or indirectly acquiring or investing in any Person or acquiring, leasing or licensing any assets, or agreeing to do any of the foregoing, if doing so would reasonably be expected to prevent or delay the satisfaction of any of the conditions set forth in Article VII to be satisfied or the consummation of the Transactions.

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(d)Without limiting the foregoing, each of the Parties shall as promptly as practicable make all filings with all Governmental Entities necessary, proper or advisable under this Agreement and applicable Law so as to enable the Closing to occur as promptly as practicable and in any event prior to the Outside Date, including making any filing that may be required under any Antitrust Laws or other applicable Laws or by any Governmental Entity with jurisdiction over enforcement of any such Law. Each of Parties shall furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filing required under applicable Antitrust Laws or other applicable Laws. Each Party shall keep the other apprised of the status of any communications with, and any inquiries or requests for additional information from, any Governmental Entity with whom a filing has been made pursuant to Antitrust Laws or other applicable Laws.

(e)None of the Parties shall (i) extend any waiting period under the HSR Act or any applicable Antitrust Law or (ii) enter into any agreement with any Governmental Entity not to consummate the Transactions, except, in each case, with the prior consent of the other Parties.

(f)Nothing in this Section 6.4 shall (x) require any of the Group Companies or Sellers to take or agree to take any action referenced in Section 6.4(b)(i), or (y) permit Buyer or any of its Subsidiaries to take any such action with respect to the Group Companies, that is not conditioned upon the consummation of the Transactions.

Section 6.5Public Announcements

.  The initial press release regarding this Agreement shall be a mutually acceptable joint press release. Prior to Closing, Buyer, Management Holdings and the Seller Representative shall (and the Seller Representative shall advise the Seller Parties to) not issue any press release or public announcement relating to this Agreement or the Transactions without the prior written approval of the other Party (such approval not to be unreasonably conditioned, withheld or delayed). Notwithstanding the foregoing or anything to the contrary in the Confidentiality Agreement, either party (or any of its Affiliates) may release information concerning the transactions contemplated hereby at any time after the date of this Agreement, (i) to comply with any applicable Laws, including pursuant to governmental regulations and statutes as required by law for publicly filing entities or pursuant to an order by a court of competent jurisdiction or (ii) to the extent, in the good faith judgment of Buyer’s or Seller Representative’ counsel, accountants, or advisors, as applicable, such disclosure is required to be disclosed (including in any registration statement, other disclosure document, press release or public announcement) in connection with such Party’s (or any of its Affiliates’) quarterly earnings results, earnings guidance or capital raising and other fund-raising activities; provided, however, such disclosing party shall give the other party a reasonable opportunity to review and comment on such disclosure. Notwithstanding the foregoing or anything to the contrary in the Confidentiality Agreement, nothing herein shall limit the right of an Affiliate of Buyer that is a public reporting company to publicly disclose the transaction consistent with any statements previously made in compliance with this Section 6.5.

Section 6.6Indemnification; Directors’ and Officers’ Insurance

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(a)From and after the Closing until the sixth anniversary of the Closing, each of Buyer and the Group Companies will, to the fullest extent permitted under applicable Law

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(including as it may be amended after the Effective Date to expand the rights of Indemnified Parties hereunder) (i) indemnify, defend and hold harmless each current and former director and officer of any of the Group Companies, each Person who is serving or has served at the request of or for the benefit of any of the Group Companies as a director, officer or fiduciary of another Person and each of their respective heirs and estates (collectively, the “Indemnified Parties”) against any costs, claims, losses, liabilities, damages, fines, judgments, settlements, fees and expenses (including attorneys’ and experts’ fees and expenses) (collectively, “Costs”) incurred in connection with any actual or threatened claim, action or investigation arising out of or relating to any matters existing or occurring at or prior to the Closing to the extent that they are based on or arise out of the fact that such person is or was a director or officer of a Group Company and (ii) promptly advance expenses as incurred to each Indemnified Party in connection with any such claims, provided, that (x) none of Buyer and the Group Companies shall be liable for any settlement effected without their prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) and (y) except for legal counsel engaged for one or more Indemnified Parties on the date hereof, none of Buyer and the Group Companies shall be obligated under this Section 6.6 to pay the fees and expenses of more than one legal counsel (selected by a plurality of the applicable Indemnified Parties) for all Indemnified Parties in any jurisdiction with respect to any single legal action except to the extent that, on the advice of any such Indemnified Party’s counsel, two or more of such Indemnified Parties shall have conflicting interests in the outcome of such action.  In the event of any such cost, claim, loss, liability, damage, fine, judgment, settlement, fee or expense for which an Indemnified Party is entitled to indemnification under this Section 6.6(a), Buyer or one of the Group Companies, as applicable, shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties promptly, and in any event within ten (10) days, after statements therefor are received and otherwise advance to such Indemnified Party upon request, reimbursement of documented expenses reasonably incurred (provided that, if legally required, the person to whom expenses are advanced provides an undertaking to repay such advance if it is determined by a final and non-appealable judgment of a court of competent jurisdiction that such person is not legally entitled to indemnification under applicable Law).

(b)The rights of the Indemnified Parties under this Section 6.6 shall be in addition to any rights such Indemnified Parties may have under the Governing Documents of the Group Companies or any contract or Law.  The Group Companies shall and, following the Closing for a period of at least six years following the Closing, Buyer shall cause the Group Companies to, maintain, or cause to be maintained, all rights to indemnification for and exculpation from Costs for acts or omissions occurring at or prior to the Closing and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party as provided in the Governing Documents of the Group Companies or any contract between such Indemnified Party and a Group Company so that such rights survive the Closing, and the foregoing shall not be amended, repealed or otherwise modified in any manner that would adversely affect any rights of any Indemnified Party.

(c)Prior to the Closing, the Group Companies shall and, if the Group Companies are unable to, Buyer shall, obtain and fully pay the premium for “tail” directors’ and officers’ liability and fiduciary liability insurance policies for the benefit of the Indemnified Parties, in each case providing coverage for claims asserted prior to and for six years after the

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Closing with respect to any matters existing or occurring at or prior to the Closing (and, with respect to claims made prior to or during such period, until final resolution thereof), from an insurance carrier with the same or better credit rating as the Group Companies’ insurance carrier as of the Effective Date, with levels of coverage, terms and conditions that are at least as favorable to the Indemnified Parties as the Group Companies’ directors’ and officers’ liability and fiduciary liability insurance policies in effect as of the Effective Date; provided, that in no event shall the Group Companies (or Buyer) be required to expend for any year of such six-year period an amount in excess of 300% of the annual premium currently paid by the Group Companies for such insurance policies (the “Maximum Premium”); provided further, that if the Group Companies (or Buyer) would be obligated to expend more than the Maximum Premium in respect of such “tail” insurance policies, the Group Companies (or Buyer) shall cause to be obtained such policies with the greatest coverage available for a cost not exceeding the Maximum Premium.  If the Group Companies (or Buyer) for any reason fails to obtain such “tail” insurance policies as of the Closing, the Group Companies shall, and Buyer shall cause the Group Companies to, continue to maintain in effect for a period of at least six years from and after the Closing the Group Companies’ directors’ and officers’ liability and fiduciary liability insurance policies in effect as of the Effective Date.

(d)In the event that Buyer, any of the Group Companies or any of their respective successors or assigns (i) consolidates with or merges with or into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Buyer or the Group Company, as the case may be, shall assume or succeed to all of the obligations set forth in this Section 6.6.

(e)The provisions of this Section 6.6 shall survive consummation of the Transactions and are expressly intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, each of whom is an express third party beneficiary of this Section 6.6.  Buyer shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided in this Section 6.6.

Section 6.7Exclusive Dealing

.  During the period from the Effective Date until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, each Seller Party shall not, and shall cause its controlled Affiliates and use its reasonable best efforts to cause its and their respective Representatives not to (a) solicit, direct, initiate or knowingly encourage the submission of any proposal providing for an Alternative Transaction or (b) engage in any discussions or negotiations regarding, or furnish to any third party any non-public information in connection with, or enter into any agreement with any Person (other than Buyer or its respective Affiliates) providing for, any Alternative Transaction or requiring any Group Company to abandon, terminate or fail to consummate the Transactions.

Section 6.8Financing

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(a)Prior to the Closing, Management Holdings, Sellers and the Acquired Companies shall, and shall cause the other Group Companies to, use reasonable best efforts to

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provide, at Buyer’s sole expense, the following cooperation with Buyer’s efforts to obtain debt financing in connection with the consummation of the Transactions (collectively the “Debt Financing”) (provided, that such requested cooperation does not unreasonably interfere with the ongoing operations of any of the Acquired Companies): (i) participation in a reasonable number of meetings, drafting sessions, rating agency presentations and due diligence sessions; (ii) furnishing Buyer and its potential debt financing sources for the Debt Financing (the “Lenders”) with such financial information relating to the Group Companies as may be reasonably requested by Buyer or the Lenders; (iii) as may be reasonably requested by Buyer, and no earlier than immediately prior to the Effective Time, use commercially reasonable efforts to transfer or otherwise restructure its ownership of the Group Companies, properties or other assets, including formation of new entities, in each case, pursuant to documentation reasonably acceptable to Seller Representative; provided that no action shall be required under this clause (iii) to the extent such action could reasonably be expected to cause any breach of, or require any board or investor vote under, the governing documents of any Acquired Company, (iv) provide documentation and other information relating to the Group Companies requested by Buyer in writing and required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations in connection with the Debt Financing, and (v) assisting Buyer and the Lenders in the preparation of (A) a customary offering document, private placement memorandum or bank information memorandum for any of the Debt Financing to the extent specifically required thereby and (B) materials for rating agency presentations; provided, that (1) none of the Sellers, Management Holdings or Acquired Companies shall be required to pay any fees (other than reasonable out of pocket expenses promptly reimbursed by Buyer hereunder on demand) or incur any other liability in connection with the Debt Financing until after the occurrence of the Closing, (2) none of the Sellers, Management Holdings or Acquired Companies shall be required to execute or deliver any documents or take any action relating to the Debt Financing that is not contingent upon the Closing, (3) no Representative of the Sellers, Management Holdings or Acquired Companies shall be required to take any action that could reasonably be expected to result in or cause any liability (personal or otherwise) on the part of any Representative, (4) no action shall be required to the extent such action could reasonably be expected to cause any representation or warranty or covenant contained in this Agreement to be breached, unless expressly waived by Buyer and Seller Representative, and (5) no action shall be required to the extent such action could reasonably be expected to cause any condition to the Closing set forth in Article VII to fail to be satisfied or otherwise cause any breach of this Agreement, unless expressly waived by Buyer and Seller Representative.  Any information provided to Buyer or its Representatives pursuant to this Section 6.8(a) shall be subject to the Confidentiality Agreement.

(b)Buyer shall, and shall cause its Affiliates to, promptly upon request by the Seller Representative, reimburse Sellers and the Acquired Companies for all out-of-pocket costs and expenses (including third party attorneys’ fees) incurred in connection with the cooperation contemplated by this Section 6.8.  Buyer acknowledges and agrees that no Group Company Related Person shall have any responsibility for, or incur any liability to any Person under or in connection with, the arrangement of the Debt Financing or any other financing that Buyer may obtain or seek to obtain in connection with the Transactions, and that Buyer shall indemnify and hold harmless the Group Company Related Persons from and against any and all Costs suffered or incurred by them in connection with the arrangement of the Debt Financing or any other

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financing that Buyer may obtain or seek to obtain in connection with the Transactions and any information utilized in connection therewith.

(c)Prior to the Closing, upon the request of Seller Representative, Buyer shall keep Seller Representative reasonably informed in reasonable detail of the status of its efforts to obtain the Debt Financing. The Buyer Parties acknowledge and agree that obtaining the Debt Financing is not a condition to the Closing and reaffirms its obligation to consummate the Transactions irrespective and independently of the availability of the Debt Financing, subject to satisfaction or waiver of the conditions set forth in Article VII.

(d)Upon request of Buyer, Sellers agree to forward or cause the applicable Group Company to forward estoppel certificates and subordination, non-disturbance and attornment agreements reasonably requested by Buyer’s lender to (i) tenants at any Property, (ii) counterparties under any recorded declaration or reciprocal easement agreement affecting any Property, and (iii) ground lessors under the Ground Lease Documents. Sellers and each Group Company shall use commercially reasonable efforts to obtain such agreements or certificates by the applicable counterparty prior to Closing, provided that delivery of any such agreements by the applicable counterparty shall not be a condition to Buyer’s obligation to close and the failure to deliver any such agreement shall not entitle Buyer to terminate this Agreement or delay the Closing.

Section 6.9Space Leases

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(a)Notwithstanding anything to the contrary contained herein, from the Effective Date until the Closing or earlier termination of this Agreement, Sellers and the Group Companies shall be permitted to enter into, amend, modify, supplement or extend any Space Lease; provided, that such action is taken in the ordinary course of business and consistent with past practice pursuant to arm’s length transactions on market terms; provided further, Sellers shall not, and shall cause the Group Companies not to, enter into, amend, modify, supplement or extend any Major Space Lease or terminate any Space Lease without the prior consent of Buyer, which consent may be withheld, conditioned or delayed in Buyer’s sole discretion (a “Major Space Lease Transaction”), it being agreed that Buyer has consented to those Space Leases which have been provided to Buyer as “out for signature” prior to the Effective Date as described on Section 6.9 of the Disclosure Schedules; provided further, without the prior written consent of Buyer, Sellers and the Group Companies are authorized without the need for any further consent of Buyer to (i) accept the termination of any Space Leases at the end of their existing terms or enter into amendments memorializing extensions of any Space Leases as required thereunder and not subject to landlord consent thereunder (or permitting landlord any discretion with respect to the terms thereof) or (ii) enforce any rights and remedies against a tenant as a result of such tenant’s default under a Space Lease other than a Major Space Lease, provided that such enforcement action is taken in the ordinary course of business and consistent with past practice. If Sellers or any Group Company desire to enter into a Major Space Lease Transaction and Buyer’s consent is required hereunder, and Buyer does not respond within ten (10) Business Days after receipt of a notice from Sellers with respect to such Major Space Lease Transaction including reasonable details thereof, together with a written request for Buyer’s approval of such lease transaction, then Buyer shall be deemed to have approved such Major Space Lease Transaction. Sellers shall provide Buyer with the monthly statement of material leasing activities

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generated by Seller Representative in the ordinary course of business. Notwithstanding the foregoing and anything else to the contrary contained herein, Sellers shall not exercise any rights or negotiate with any tenant with respect to any purchase option under any Space Lease without the prior written consent of Buyer.

(b)Sellers shall not (and shall not permit or cause any Group Company to) release or return any security or other deposits other than upon and in connection with the termination of any Space Lease as required pursuant to the terms of such Space Lease, shall not apply any security or other deposits under any Space Lease to the obligations of any tenant except with respect to any Space Lease that is not a Major Space Lease in the ordinary course of business and consistent with past practice and in accordance with the terms of the applicable non-Major Space Lease. After the Closing, Buyer shall be responsible for the tenant inducements, tenant allowances, and leasing costs set forth on Exhibit G attached hereto.

Section 6.10Ground Leases and Material Real Property Leases

.  From the Effective Date until the Closing or earlier termination of this Agreement, Sellers and the Group Companies shall not be permitted to enter into, amend, modify, supplement, extend or terminate any Ground Lease Document or Material Real Property Lease without the prior written consent of Buyer, which consent may be withheld, conditioned or delayed in Buyer’s sole discretion. If Sellers or any Group Company desire to take any action with respect to a Ground Lease Document or Material Real Property Lease for which Buyer’s consent is required hereunder, and Buyer does not respond within ten (10) Business Days after receipt of a notice from Sellers with respect to such Ground Lease Document or Material Real Property Lease, together with a written request for Buyer’s approval of such lease transaction, then Buyer shall be deemed to have approved such action.

Section 6.11Director Resignations

.  Prior to the Closing, (a) Seller Parties shall obtain the resignation, or cause the removal, of all directors of the Group Companies, which resignation or removal shall be effective at the Closing, and (b) the Seller Representative shall deliver to Buyer evidence of such resignation or removal.

Section 6.12Other Transactions

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(a)Satisfaction of Shareholder Notes.  At or prior to the Closing, Seller Parties shall cause the Acquired Companies to pay or otherwise satisfy all obligations under the Shareholder Notes; provided, that some or all of the foregoing obligations may be satisfied through the application of the Closing Consideration; provided, further, that the Seller Parties shall not satisfy the foregoing obligations in any manner that would result in any Cost (including any Tax Cost) to a Group Company.

(b)Treatment of Existing Loans.  No later than ten (10) days after the Effective Date, Buyer shall deliver to Seller Representative a description of Buyer’s intended treatment of the Existing Loans, specifying for each such Existing Loan whether Buyer intends to prepay, defease and/or assume such Existing Loan in connection with the Closing.  To the extent requested by Buyer prior to the end of such ten (10) day period, Seller Parties shall, and shall cause the Group Companies to, use commercially reasonable efforts to facilitate, at Buyer’s sole expense, the assumption by Buyer or its Affiliates, at or prior to the Closing, of any such

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Existing Loans (the “Assumed Loans”). Such cooperation will include using reasonable best efforts to (i) make appropriate officers reasonably available for participation in a reasonable number of meetings, due diligence sessions and road shows, (ii) provide reasonable assistance in the preparation of offering memoranda, private placement memoranda, prospectuses and similar documents and the execution and delivery of any definitive financing documents as may be reasonably requested by Buyer or its prospective lenders, in each case, solely with respect to information relating to the Group Companies, and (iii) otherwise provide reasonable assistance as may be reasonably requested by Buyer in connection with the loan assumption. Seller Parties shall, and shall cause the Group Companies to, use commercially reasonable efforts to facilitate, at Buyer’s sole expense the payment and satisfaction, at or prior to the Closing, of all Existing Loans other than the Assumed Loans (“Closing Payoff Indebtedness”).  In furtherance of the foregoing, Seller Parties shall, or shall cause the Group Companies to, use commercially reasonable efforts to obtain, no less than two Business Days prior to the Closing Date, one or more customary pay-off letters executed by the administrative agents or the lenders under any Closing Payoff Indebtedness, in each case, setting forth all amounts necessary to be paid in order to fully discharge each such Closing Payoff Indebtedness and release all Liens and other security interests related to such Existing Loan and including an agreement by such lender to execute and/or deliver Uniform Commercial Code termination statements and such other documents or endorsements necessary to release its Liens and other security interests in the assets, properties and securities of the Group Companies. (the “Pay-Off Letters”). For the avoidance of doubt, any prepayment penalties, defeasance costs and assumption fees relating to the assumption or the discharge of the Existing Loans at the Closing shall be borne by Buyer.

Section 6.13REIT Matters

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(a)Notwithstanding anything to the contrary contained herein, Sellers shall be permitted to take any action at any time as may be required (in Seller’s reasonable discretion) to maintain each REIT Entity’s qualification for taxation as a REIT, including causing a REIT Entity to declare or pay any dividends (including “consent dividends” within the meaning of Section 565 of the Code); provided, that, if the Sellers determine that it is necessary to take any such action, the Sellers shall first notify Buyer and shall reasonably consult with Buyer as to the actions to be taken.

(b)To the extent the taxable year of any REIT Entity does not terminate on the Closing Date, until the end of such REIT Entity’s taxable year that includes the Closing Date, Buyer shall preserve the status of such REIT Entity as a REIT, and cause such REIT Entity to satisfy all requirements to qualify for taxation as a REIT for such taxable year, with respect to the portion of the taxable year that begins on the Closing Date after the Closing and shall not knowingly take or allow any action or omit to take any action, if such action or omission, as the case may be, could reasonably be expected to result in a challenge to a REIT Entity’s qualification for taxation as a REIT for such taxable year. Without limiting the foregoing, prior to the end of the taxable year that includes the Closing, Buyer shall cause each REIT Entity to make such distributions (including actual or deemed distributions in connection with an actual or deemed liquidation of such REIT Entity to the extent such distributions qualify for a dividends paid deduction within the meaning of Section 857(a)(1)) as are necessary to cause such entity to eliminate substantially all of its REIT taxable income, including its net capital gain, for such

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taxable year (based on a good faith estimate of such entity’s REIT taxable income and net capital gain for such period).

(c)Buyer will not cause or permit any REIT Entity to (A) designate any distributions paid (or deemed paid) by such REIT Entity to any person that was a shareholder prior to the Closing (solely in such person’s capacity as a shareholder on or prior to the Closing) as “capital gain dividends” under Section 857(b)(3) of the Code or (B) otherwise treat such distributions as attributable to gain from the sale of a “United States real property interest” (“USRPI”) under Section 897(h)(1) of the Code, except to the extent any such distribution was attributable to such gain recognized on a disposition of a USRPI that occurred prior to the Closing Date.

(d)This Section 6.13 shall survive the Closing for a period of sixty (60) days after the expiration of the applicable statute of limitations.

Section 6.14Employee Matters

.  For a period of one year following the Closing Date, Buyer shall, or shall cause the applicable Group Company to, use commercially reasonable efforts (taking into the account the fact that neither Buyer nor any Group Company is the sponsor of the PEO Plans) to provide each Transferred Employee who is employed by Buyer or one of its Affiliates following the Closing, solely during any period of employment, with compensation and employee benefits that are substantially comparable in the aggregate to the compensation and employee benefits (other than equity or equity-based compensation, retention awards and any transaction based compensation or benefits) provided to such Transferred Employee immediately prior to the Closing.  Buyer shall, or shall cause the applicable Group Company to, give Transferred Employees full credit for all purposes (other than benefit accrual under a defined benefit pension plan) under the employee benefit plans or arrangements maintained by Buyer or its Affiliates in which the Transferred Employees may participate after the date of transfer of such Transferred Employee (“Transfer Date”) for such Transferred Employee’s service with GLP US Management LLC or its Affiliates or their benefit plans immediately prior to the Closing.  With respect to any welfare benefit plans maintained by Buyer or its Affiliates for the benefit of Transferred Employees on and after the Transfer Date, Buyer shall, or shall cause the applicable Group Company to, (i) cause there to be waived any eligibility requirements or pre-existing condition limitations to the same extent waived under comparable plans of GLP US Management LLC or its Affiliates and (ii) give effect, in determining any deductible and maximum out-of-pocket limitations, to amounts paid by such Transferred Employees with respect to comparable plans maintained by GLP US Management LLC or its Affiliates.  Buyer shall provide to each Transferred Employee who participates in an annual cash incentive plan of GLP US Management LLC or its Affiliates immediately before the Closing Date and who is employed through the end of the applicable performance period, a cash lump sum payment no later than March 15 of the year following the year in which the Closing occurs equal to a prorated portion (based on the portion of the applicable bonus performance period that occurs on and after the Transfer Date) of the Transferred Employee’s annual bonus calculated based on the Transferred Employee’s target bonus (the “Post-Closing Bonus”). Notwithstanding the foregoing, Buyer shall provide to each Transferred Employee who is terminated without cause after the Transfer Date a prorated portion of the Post-Closing Bonus (based on the portion of the period that occurs between the Transfer Date and the termination date). Nothing in this Section

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6.14 is intended nor shall be construed to (i) be treated as an amendment to any particular Employee Benefit Plan or PEO Plan, (ii) prevent Buyer or its Affiliates from amending or terminating any of its benefit plans in accordance their terms, (iii) create a right in any employee to employment with Buyer or any of its Affiliates or (iv) create any third-party beneficiary rights in any employee with respect to the compensation, terms and conditions of employment and/or benefits that may be provided to any Transferred Employee by Buyer or any of its Affiliates or under any benefit plan which Buyer or any of its Affiliates may maintain.

Section 6.15Representation and Warranty Insurance

.  If Buyer or any of its Affiliates procures a representation and warranty insurance policy (or other similar policy) (a “R&W Policy”), then (i) such R&W Policy shall be at Buyer’s sole expense and (ii) Buyer shall cause such R&W Policy to expressly include a waiver by the insurer of any and all subrogation rights (except in the case of Fraud) against any Seller, its Affiliates and their respective officers, directors and employees. Buyer shall cause each insured party under any such R&W Policy not to waive, amend, modify or otherwise revise such subrogation provision, or allow such provision to be waived, amended, modified or otherwise revised, in each case in a manner that is adverse to a Seller without the prior written consent of such Seller. Sellers shall reasonably cooperate with Buyer with respect to Buyer’s procurement of any such R&W Policy.

Section 6.16Trademark Matters

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(a)Except as expressly set forth in this Section 6.16, immediately following the Closing, Buyer and its Affiliates shall cease and discontinue all uses of the GLP Trademarks, either alone or in combination with other words, symbols, designs, or logos, and all Trademarks, Internet domain names or social media handles likely to cause confusion with any of the foregoing or embodying any of the foregoing alone or in combination with other words, symbols, designs, or logos.  Except as expressly set forth in this Section 6.16, the rights of the Group Companies to any of the GLP Trademarks pursuant to the terms of any existing agreements shall terminate on the Closing Date.  As soon as reasonably practicable after Closing, and (i) in no event later than six (6) months following the Closing Date, Buyer and its Affiliates (including, after the Closing, the Group Companies) shall cease all of their use of the GLP Trademarks (other than on any signage) and relabel, destroy, delete the GLP Trademarks from or exhaust all materials (other than signage) bearing the GLP Trademarks that were in existence as of the Closing Date, including advertising, promotional materials, software, packaging, inventory, electronic materials, collateral goods, stationery, business cards, websites and other materials (except to the extent any such materials must be retained to comply with applicable Laws or document retention notices issued by any Governmental Entity), (ii) in no event later than one (1) year following the Closing Date, Buyer and its Affiliates shall cease all of their use of the GLP Trademarks on all signage and relabel, destroy, delete or exhaust all signage bearing the GLP Trademarks that was in existence as of the Closing Date, and (iii) in no event later than ten (10) Business Days following the Closing Date, Buyer shall, and shall cause its Affiliates to, file to change its and their corporate names, registered names, registered fictitious names or any similar names so that such names do not include any GLP Trademarks, and make all filings with any office, agency or body to effect the elimination of any use of the GLP Trademarks from the businesses of the Group Companies (including by amending, eliminating from and terminating any organizational documents, certificates of assumed names or “doing business as” filings and

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any other similar documents, certificates and filings so as to remove from such documents, certificates and filings any of the GLP Trademarks), in each case of (i), (ii) and (iii), to the extent required to bring Buyer and its Affiliates into compliance with this Section 6.16.  Promptly after the completion of (i), (ii) and (iii) (but no later than 10 Business Days thereafter), Buyer shall send a written statement to the Sellers verifying that it and its Affiliates have ceased using the GLP Trademarks and complied with the foregoing obligations set forth in this Section 6.16.  In no event shall anything in this Section 6.16 be interpreted to permit Buyer to create any new materials or reproduce any existing materials bearing GLP Trademarks after the Closing Date. After the Closing Date, Buyer and its Affiliates shall not expressly, or by implication, do business as or represent themselves as any Seller or any of its Affiliates, or any Affiliate of any Seller or any of its Affiliates.

(b)In no event shall Buyer or its Affiliates use any GLP Trademarks after the Closing Date in any manner or for any purpose different from the use of such GLP Trademarks by the Group Companies during the ninety (90) day period preceding the Closing Date.  As between the Parties hereto, Sellers and their Affiliates are the sole and exclusive owners of all right, title and interest in and to the GLP Trademarks and all rights related thereto and goodwill associated therewith, and all uses of the GLP Trademarks and the goodwill arising therefrom shall inure solely to the benefit of Sellers and their Affiliates.  Any use by Buyer or the Group Companies of any of the GLP Trademarks during the time periods referred to in this Section 6.16 shall be consistent with the form and manner, and standards of quality, of those in effect by the Group Companies with respect thereto as of immediately prior to the Closing and in accordance with all applicable Laws.  Seller Representative shall have a reasonable right to inspect and exercise quality control with respect to Buyer’s and the Group Companies’ use of the GLP Trademarks.  From and after the Closing, Buyer and the Group Companies shall, jointly and severally, indemnify Sellers and their Affiliates and each of their respective officers, directors, employees, agents and representatives against, and hold them harmless from, any Costs suffered or incurred by any such indemnified party to the extent arising from any use by Buyer or any of its Affiliates of the GLP Trademarks from and after the Closing Date or any breach of this Section 6.16.  Buyer shall not, and shall cause its Affiliates not to, use the GLP Trademarks in a manner that could reasonably be expected in any respect to reflect negatively on, or otherwise adversely affect, any such GLP Trademarks (including the goodwill associated therewith) or any Seller or any of its Affiliates.

(c)Effective as of the Closing Date, each of the Group Companies hereby sells, conveys, assigns, and transfers to Seller Representative or its designee, on an as-is and where-is basis, without any representations, warranties or indemnities of any kind, any and all right, title and interest such Group Company may have in, to and under all Trademarks in the United States and throughout the world, including the right to renew any registrations included in such Trademarks, the right to apply for trademark registrations within or outside of the United States based in whole or in part upon such Trademarks, the right to collect royalties and proceeds in connection therewith, and all rights and remedies (including the right to sue for and recover damages, profits and any other remedy) for past, present or future infringement, misappropriation, or other violation relating to any of the foregoing, together with any priority right that may arise from any of the foregoing, and all other rights that are or may be secured

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under the Laws of the United States or any foreign country, now or hereafter arising or in effect, including all goodwill arising therefrom or associated therewith.

(d)Notwithstanding the foregoing, Buyer and Subsidiaries (including, after the Closing, the Group Companies) may, at all times after the Closing, use the GLP Trademarks (i) to the extent required by applicable Law, (ii) in a neutral, non-trademark manner to describe in a factual, accurate, and non-disparaging way the history of the business of the Group Companies, and (iii) on internal business assets (including historical legal and business documents) that are not visible to the public.

Section 6.17Risk of Loss; Condemnation and Casualty

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(a)If at any time prior to the Closing, (i) any Property or any portion thereof is materially damaged or destroyed as a result of fire or any other casualty, or (ii) any material action or proceeding is filed, under which any Property, or any portion thereof, may be taken pursuant to any Law, ordinance, regulation or by condemnation or the right of eminent domain, the Seller Representative shall give Buyer written notice thereof (which notice shall describe the casualty or the type of action being taken against such Property, as applicable, and which portions of such Property will be affected thereby). To the extent that Sellers or any Group Company receive insurance proceeds from any casualty insurance policies and/or condemnation proceeds in respect of damage, destruction or condemnation of such Property or any portion thereof (collectively, “Proceeds”), Sellers or such Group Company, as applicable, shall either: (i) use such proceeds to repair such damage or destruction, or replace such taken property, as applicable (“Restoration of the Property”) or (ii) give Buyer a credit at the Closing against the Closing Consideration in an amount equal to the Proceeds, if any, received by the Sellers or any Group Company or any lender thereto as a result of such casualty or condemnation, together with a credit for any deductible under such insurance, less any amounts spent for Restoration of the Property. To the extent any Affiliate of the Sellers (other than a Group Company) receives Proceeds, the Sellers shall cause such Affiliate to pay such Proceeds to the Group Company designated by Buyer within five (5) Business Days of receipt thereof.

(b)Any Restoration of the Property shall be performed by the Sellers or the Group Companies or any other Affiliates of Sellers in accordance with applicable Laws and the applicable contracts in a good and workmanlike manner and the Sellers and the Group Companies shall consult with Buyer in connection with any Restoration of the Property.

Section 6.18Termination of Affiliate Arrangements

. Immediately prior to the Closing, the Seller Parties shall terminate, or otherwise cause the termination of, all Affiliate Arrangements such that there shall be no further payment, performance or other liability under any Affiliate Arrangement and each Affiliate Arrangement shall cease to have any further force and effect. Sellers shall be responsible for all termination fees and any other costs and expenses relating to the termination of the Affiliate Arrangements. All payables and receivables of any Group Company due from or due to Affiliates (that are not Group Companies) shall be settled and repaid immediately prior to the Adjustment Time.

Section 6.19Notification of Certain Matters

.  The Seller Parties, Management Holdings and the Group Companies shall give prompt notice to Buyer, and Buyer shall give

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prompt notice to the Seller Representative, of any notice or other communication received by such party from any Governmental Entity in connection with this Agreement or the Transactions, or from any Person, alleging that the consent of such Governmental Entity or Person is or may be required in connection with the Transactions.

Section 6.20Section 280G Matters

.  If required to avoid the imposition of Taxes under Code Section 4999 or the loss of a deduction to any Group Company under Code Section 280G, in each case, with respect to any payment or benefit arising in connection with the transactions contemplated by this Agreement, prior to the Closing, each of the Group Companies shall use its reasonable efforts to (i) secure from each person who has a right to any payments and/or benefits as a result of or in connection with the transactions contemplated herein that would be deemed to constitute “parachute payments” (within the meaning of Section 280G of the Code and the regulations promulgated thereunder) a waiver of such person’s rights to some or all of such payments and/or benefits (the “Waived 280G Benefits”) applicable to such person so that all remaining payments and/or benefits applicable to such person shall not be deemed to be “excess parachute payments” that would not be deductible under Section 280G of the Code and (ii) seek the approval of its equityholders who are entitled to vote in a manner intended to comply with Section 280G(b)(5)(B) of the Code and Treasury Regulation Section 1.280G-1.  The Group Companies shall provide Buyer with drafts of all such solicitation materials and consents for review and comment prior to delivery (such review and comment not to be unreasonably withheld, conditioned or delayed).  Prior to the Closing, the Group Companies shall inform Buyer and deliver evidence of the results.

Section 6.21Management Holdings.

(a)Management Holdings agrees to the covenants set forth in Exhibit C.

(b)At or prior to the Closing, Sellers shall cause all outstanding preferred units in Management Holdings held by a Group Company to be redeemed for cash in accordance with the terms thereof and treated as “Closing Cash” to the extent held in any account of a Group Company as of the Adjustment Time.

(c)For purposes of Section 3.10 and Section 3.13 (and Article VII to the extent related to such Sections), all references to “Group Company” shall include Management Holdings and its Subsidiaries.

(d)The first paragraph of Section 6.1 shall apply to Management Holdings and its Subsidiaries as if it were a Group Company other than clause (iv) thereof except that the covenants set forth in Section 6.1(I), and Section 6.1(O) shall apply to Management Holdings (and references to Group Companies in such provisions shall be deemed to apply to Management Holdings and its Subsidiaries).

Section 6.22Miramar Disposition. In the event that the Miramar Disposition does not occur prior to the Closing, then Buyer shall pay to the Seller Representative an amount equal to the net proceeds received after the Closing by any Group Company in connection with the Miramar Disposition pursuant to the terms of the Miramar PSA after the payment of all

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transaction expenses associated therewith and the expiration of any reproration period under the Miramar PSA.

Article VII
CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS

Section 7.1Conditions to the Obligations of the Parties

.  The obligations of each Party to consummate the Transactions are subject to the satisfaction (or, if permitted by applicable Law, waiver by the Party for whose benefit such condition exists) of the following conditions:

(a)any applicable waiting period under the HSR Act relating to the Transactions shall have expired or been terminated, if applicable; and

(b)no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other Governmental Entity of competent jurisdiction, in each case which prohibits the consummation of the Transactions, shall be in effect.

Section 7.2Other Conditions to the Obligations of Buyer Parties

.  The obligation of Buyer Parties to consummate the Transactions is subject to the satisfaction or, if permitted by applicable Law, waiver by Buyer of the following additional conditions:

(a)(i) the representations and warranties of the Acquired Companies set forth in Section 3.2(a) and of Sellers set forth in Section 4.4, shall be true and correct in all respects (other than in any de minimis respects) as of the Closing Date as though made on and as of the Closing Date, (ii) the representations and warranties of the Acquired Companies set forth in Sections 3.1(a), 3.2(b), 3.2(e), 3.3, 3.4, 3.15(f), and 3.22, and of Sellers set forth in Sections 4.1, 4.2, and 4.5, shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (unless made as of a specified date, in which case as of such specified date), (iii) the representations and warranties of the Acquired Companies set forth in the first sentence of Section 3.7 shall be true and correct in all respects, and (iv) the other representations and warranties of the Acquired Companies set forth in Article III and of Sellers set forth in Article IV shall be true and correct (without giving effect to any limitation as to materiality or Company Material Adverse Effect) as of the Closing Date as though made on and as of the Closing Date (unless made as of a specified date, in which case as of such specified date), except, in the case of this clause (iv), where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had, or would not reasonably be expected to have, a Company Material Adverse Effect;

(b)each of Management Holdings, Sellers and the Acquired Companies shall have performed and complied in all material respects with all covenants required to be performed or complied with by it under this Agreement on or prior to the Closing Date;

(c)Seller Representative shall have delivered the following closing documents:

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(i)a certificate of an authorized officer of the Seller Representative, dated as of the Closing Date, to the effect that the conditions specified in Section 7.2(a) and Section 7.2(b) have been satisfied; and

(ii)an executed counterpart to the Escrow Agreement, duly executed by each of the Escrow Agent and the Seller Representative;

(d)Seller Parties shall have delivered the items contemplated by Section 2.3(a); and

(e)Buyer shall have received a tax opinion of Kirkland & Ellis LLP, dated as of the Closing Date, substantially in the form of Exhibit E attached hereto, with respect to each REIT Entity, together with the related officer’s certificate in substantially the form of Exhibit F attached hereto, and which may contain such reasonable and immaterial changes or modifications from the language set forth on such exhibits as may be mutually agreeable to Buyer and the Seller Representative, such agreement not to be unreasonably withheld.

Section 7.3Other Conditions to the Obligations of the Acquired Companies and Sellers

.  The obligations of the Acquired Companies, Management Holdings and Sellers to consummate the Transactions are subject to the satisfaction or, if permitted by applicable Law, waiver by the Acquired Companies and Sellers of the following additional conditions:

(a)the representations and warranties of Buyer Parties set forth in Article V shall be true and correct as of the Closing Date as though made on and as of the Closing Date (unless made as of a specified date, in which case as of such specified date), except where the failure of any such representations and warranties to be true and correct would not reasonably be expected to prevent or materially delay beyond the Outside Date the ability of Buyer to consummate the Transactions;

(b)Buyer Parties shall have performed and complied in all material respects with all covenants required to be performed or complied with by it under this Agreement on or prior to the Closing Date;

(c)Buyer shall have delivered the following closing documents:

(i)a certificate of an authorized officer of Buyer, dated as of the Closing Date, to the effect that the conditions specified in Section 7.3(a) and Section 7.3(b) have been satisfied; and

(ii)the Escrow Agreement, duly executed by each of the Escrow Agent and Buyer; and

(d)Buyer Parties shall have taken the actions, and delivered the items, contemplated by Section 2.3(b).

Section 7.4Frustration of Closing Conditions

.  No Buyer Party, on the one hand, nor Sellers and Acquired Companies, on the other hand, may rely on the failure of any condition

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set forth in this Article VII to be satisfied if such Party’s failure to act in compliance with the provisions of this Agreement has been a principal cause of the failure of the Closing to occur.

Article VIII
TERMINATION; AMENDMENT; WAIVER

Section 8.1Termination

.  This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing:

(a)by mutual written consent of Buyer and the Seller Representative;

(b)by Buyer, if a breach of any of the representations or warranties of the Acquired Companies set forth in Article III or of Sellers (including, where applicable, Management Holdings) set forth in Article IV shall have occurred or if any Acquired Company, Management Holdings or Seller has breached any covenant or agreement on the part of Management Holdings, Sellers or the applicable Acquired Company, as the case may be, set forth in this Agreement, in either case, such that the condition to Closing set forth in either Section 7.2(a) or Section 7.2(b) would not be satisfied and such breach cannot be cured by the Outside Date or, if curable by the Outside Date, has not been cured within thirty (30) days after Buyer delivers written notice of such breach; provided, that no Buyer Party is then in breach of this Agreement so as to cause the condition to Closing set forth in either Section 7.3(a) or Section 7.3(b) not to be satisfied as of the date of termination if the Closing were to occur on such date;

(c)by the Seller Representative, if a breach of any of the representations or warranties of a Buyer Party set forth in Article V shall have occurred or if a Buyer Party has breached any covenant or agreement on the part of such Buyer Party set forth in this Agreement, in either case, such that the condition to Closing set forth in either Section 7.3(a) or Section 7.3(b) would not be satisfied and such breach cannot be cured by the Outside Date or, if curable by the Outside Date, has not been cured within thirty (30) days after the Seller Representative delivers written notice of such breach; provided, that neither Management Holdings, Sellers nor the Acquired Companies are then in breach of this Agreement so as to cause the condition to Closing set forth in Section 7.2(a) or Section 7.2(b) not to be satisfied as of the date of termination if the Closing were to occur on such date;

(d)by either Buyer or the Seller Representative, if the Transactions shall not have been consummated on or prior to December 2, 2019 (the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to Buyer, if any Buyer Party, or to the Seller Representative, if Management Holdings or any Seller or Acquired Company, as applicable, shall have failed to act in compliance with the provisions of this Agreement and such failure has been a principal cause of the failure of the Transactions to be consummated or prior to the Outside Date;

(e)by either Buyer or the Seller Representative, if any statute, rule, regulation, executive order, decree, injunction or other order issued by any court of competent jurisdiction or other Governmental Entity of competent jurisdiction, in each case which permanently prohibits the consummation of the Transactions, shall have become final and

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nonappealable; provided, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to Buyer, if any Buyer Party, or to the Seller Representative, if Management Holdings or any Seller or Acquired Company, as applicable, shall have failed to act in compliance with the provisions of this Agreement and such failure has been a principal cause of such statute, rule, regulation, executive order, decree, injunction or other order to have been issued; or

(f)by the Seller Representative, if (i) all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions to be satisfied at the Closing would be satisfied as of the date of the notice referenced in clause (ii) of this Section 8.1(f) if the Closing were to occur on the date of such notice), (ii) on or after the date the Closing should have occurred pursuant to Section 2.2(a), the Seller Representative has delivered written notice to Buyer to the effect that all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions to be satisfied at the Closing would be satisfied as of the date of such notice if the Closing were to occur on the date of such notice), and the Seller Parties and Management Holdings are ready, willing and able to consummate the Closing and (iii) the Buyer Parties fail to consummate the Transactions on or before the third Business Day after delivery of the notice referred to in clause (ii) of this Section 8.1(f), and the Seller Parties and Management Holdings were prepared to consummate the Closing during such three Business Day period.

Section 8.2Effect of Termination

.

(a)In the event of the termination of this Agreement pursuant to Section 8.1, this entire Agreement shall forthwith become void and there shall be no liability or obligation on the part of Buyer, Sellers, Management Holdings, the Seller Representative, the Acquired Companies, Merger Subs, any Buyer Related Person, any Group Company Related Person any USIP I Holder or any other Person relating to, based on or arising under or out of this Agreement, the Transactions or the subject matter hereof (including the negotiation and performance of this Agreement), except that this Section 8.2, Section 6.5, the indemnification and reimbursement obligations of Buyer Parties contained in the penultimate sentence of Section 6.3(b) and in Section 6.8(b), and Article X shall survive such termination and remain valid and binding obligations of the Parties.

(b)Upon a termination of this Agreement by Buyer pursuant to Section 8.1(b) as a result of a willful breach by Management Holdings, an Acquired Company or the Seller Parties, as the case may be, the Seller Parties shall within three (3) Business Days after the date of such termination, reimburse or cause to be reimbursed at the direction of Buyer any actual out-of-pocket costs and expenses incurred by Buyer and/or its Affiliates in connection with this Agreement and/or the Transactions, by wire transfer of same day funds to an account designated by Buyer, not to exceed an amount equal to $50,000,000 (the “Seller Expense Reimbursement”).

(c)Upon a termination of this Agreement (i) by the Seller Representative pursuant to Section 8.1(c) or Section 8.1(f) or (ii) by either Buyer or the Seller Representative pursuant to Section 8.1(d) and at the time of termination the Seller Representative could have terminated this Agreement pursuant to Section 8.1(c) or Section 8.1(f), Buyer shall, within three

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(3) Business Days after the date of such termination, pay or cause to be paid to the Paying Agent (for disbursement to the Seller Parties in accordance with payment instructions provided by Seller Representative to the Paying Agent and using such account or accounts as the Seller Representative shall designate), by wire transfer of same day funds, an amount equal to $1,000,000,000 (the “Buyer Termination Fee”). The Buyer Termination Fee shall be allocated among the USIP I Companies in the aggregate, the USIP II Companies in the aggregate, the USIP III Companies in the aggregate and Management Holdings in accordance with Section 2.6 of the Disclosure Schedules.

(d)The Parties acknowledge that the agreements contained in this Section 8.2 are an integral part of the Transactions, and that, without these agreements, the Parties would not enter into this Agreement.  The Parties acknowledge that (x) the Buyer Termination Fee constitutes liquidated damages and is not a penalty and (y) the Seller Expense Reimbursement constitutes liquidated damages and is not a penalty.

(e)In the event this Agreement is terminated, Buyer’s right to receive the Seller Expense Reimbursement pursuant to Section 8.2(b) shall be the sole and exclusive remedy (whether at Law or in equity, in contract, tort or otherwise) for any and all losses, damages, costs or expenses of the Buyer Parties or any of their respective Affiliates in connection with this Agreement (and the termination hereof) and the Transactions (and the abandonment thereof) or any matter forming the basis for such termination and in no event shall any Buyer Party or any of their respective Affiliates seek any other amounts in connection with this Agreement or the Transactions or in respect of any other document or theory of Law or equity or in respect of any oral representations made or alleged to be made in connection herewith or therewith, whether at Law or in equity, in contract, tort or otherwise.

(f)In the event this Agreement is terminated, the Seller Parties’ right to receive the Buyer Termination Fee pursuant to Section 8.2(c) shall be the sole and exclusive remedy (whether at Law or in equity, in contract, tort or otherwise) for any and all losses, damages, costs or expenses of the Seller Parties, Management Holdings, the Acquired Companies, the Seller Representative or any of their respective Affiliates in connection with this Agreement (and the termination hereof) and the Transactions (and the abandonment thereof) or any matter forming the basis for such termination and in no event shall any Seller Party, any Acquired Company, Management Holdings, the Seller Representative or any of their respective Affiliates seek any other amounts in connection with this Agreement or the Transactions or in respect of any other document or theory of Law or equity or in respect of any oral representations made or alleged to be made in connection herewith or therewith, whether at Law or in equity, in contract, tort or otherwise.  Each Seller Party, Acquired Company, Management Holdings and the Seller Representative agrees that it has no right of recovery against, and no personal liability shall attach to, any of the Buyer Non-Recourse Parties (other than the Buyer Parties to the extent provided in this Agreement and Blackstone Real Estate Advisors L.P. to the extent provided in the Confidentiality Agreement), through any Buyer Party or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil, by or through a claim by or on behalf of any Buyer Party against any Buyer Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, whether in contract, tort or otherwise, except for its rights to

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recover from the Guarantor (but not any other Buyer Non-Recourse Party) under and to the extent provided in the Guaranty and subject to the Cap (as defined therein) and the other limitations described therein. Recourse against the Guarantor under the Guaranty shall be the sole and exclusive remedy of the Seller Parties, Management Holdings, the Acquired Companies, the Seller Representative or any of their respective Affiliates against the Guarantor and any other Buyer Non-Recourse Party (other than the Buyer Parties to the extent provided in this Agreement and Blackstone Real Estate Advisors L.P. to the extent provided in the Confidentiality Agreement) in connection with this Agreement or the transactions contemplated hereby or in respect of any other document or theory of Law or equity or in respect of any oral representations made or alleged to be made in connection herewith or therewith, whether at Law or in equity, in contract, in tort or otherwise.  Without limiting the rights of the Seller Parties against the Buyer Parties hereunder and Blackstone Real Estate Advisors L.P. under the Confidentiality Agreement, in no event shall the Seller Parties, Management Holdings, the Acquired Companies, the Seller Representative or any of their respective Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover damages from, any Buyer Non-Recourse Party (other than the Guarantor to the extent provided in the Guaranty and subject to the Cap and the other limitations described therein).

(g)In the event that Buyer or the Seller Parties, as the case may be, commences litigation to seek all or a portion of the amounts payable under this Section 8.2, and it prevails in such litigation, it shall be entitled to receive, in addition to all amounts that it is otherwise entitled to receive under this Section 8.2, all reasonable expenses (including attorneys’ fees) which it has incurred in enforcing its rights hereunder. In no event will any Party be entitled to seek, or to receive payment of, monetary damages prior to the earlier of the termination of this Agreement or, subject to Section 10.1, the Closing.

Article IX
SELLER REPRESENTATIVE

Section 9.1Authorization of the Seller Representative

.

(a)The Seller Representative is hereby appointed, authorized and empowered to act as the Seller Representative, for the benefit of each Seller Party, as the exclusive agent and attorney-in-fact to act on behalf of each Seller Party, in connection with and to facilitate the consummation of the Transactions. In furtherance (and not in limitation) of the foregoing, the Seller Representative has the power and authority to:

(i)waive one or more conditions set forth in Section 7.1 and Section 7.3 that is for the benefit of the Seller Parties or the Acquired Companies;

(ii)give and receive any written notice or instruction permitted or required under this Agreement, the Escrow Agreement or any other Ancillary Document by the Seller Representative or any Acquired Company, including providing payment instructions to the Paying Agent and/or Escrow Agent under Section 2.3(c), Section 2.4 or Section 8.2(c), as applicable, and accounting for all fees, expenses, distributions and payments in connection therewith;

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(iii)take any actions required or otherwise contemplated to be taken by the Seller Representative, any Seller Party or any Acquired Company under this Agreement;

(iv)execute and deliver the Escrow Agreement and any other Ancillary Document;

(v)agree to such amendments or modifications to this Agreement, the Escrow Agreement or any other Ancillary Document as the Seller Representative, in its sole discretion, determines to be desirable; provided, that, in the event the express terms of such amendments or modification (A) adversely and disproportionately affect the rights or obligations of any Seller Party as compared to any other Seller Parties or (B) modify any payment reasonably expected to be made to or from any Seller Party, then such Seller Party shall provide its prior written consent for any such action to be taken;

(vi)enforce and protect the rights and interests of each Seller Party (including Seller Representative, in its capacity as a Seller) and to enforce and protect the rights and interests of the Seller Representative, in each case, arising out of or under or in any manner relating to this Agreement, the Escrow Agreement, any other Ancillary Document or the Transactions, and to take any and all actions which the Seller Representative believes are necessary or appropriate under this Agreement, the Escrow Agreement or any other Ancillary Document for and on behalf of each Seller Party, including asserting or pursuing any claim, action, proceeding or investigation arising out of or under or in any manner relating to this Agreement, the Escrow Agreement or any other Ancillary Document (a “Claim”) against Buyer or its Affiliates, consenting to, compromising or settling any such Claims, conducting negotiations with Buyer or its Affiliates or their respective representatives regarding such Claims, and, in connection therewith, to: (A) assert or institute any Claim; (B) receive and accept services of legal process in connection with any Claim; (C) investigate, defend, contest or litigate any Claim initiated by Buyer or its Affiliates or any other Person, or by any federal, state or local Governmental Entity against any Seller, and receive process on behalf of any or all of Sellers in any such Claim and compromise or settle any such Claim on such terms as the Seller Representative determines to be appropriate, and give receipts, releases and discharges with respect to any such Claim; (D) file any proofs of debt, claims and petitions in connection with any such Claim as the Seller Representative may deem advisable or necessary; and (E) file and prosecute appeals from any decision, judgment or award rendered with respect to any such Claims, it being understood that the Seller Representative (in its capacity as such) will not have any obligation to take any such actions, and, subject to Section 9.2, will not have any liability to any Seller Party for any failure to take any such actions;

(vii)refrain from enforcing any right of any Seller Party or the Seller Representative arising out of or under or in any manner relating to this Agreement, the Escrow Agreement or any other Ancillary Document; provided, however, that no such failure to act on the part of the Seller Representative, except as otherwise provided in this Agreement, the Escrow Agreement or any other Ancillary Document shall be deemed a waiver of any such right or interest by the Seller Representative or by such Seller Party unless such waiver is in writing signed by the Seller Representative;

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(viii)engage counsel, accountants and other representatives in connection with carrying out its duties as the Seller Representative; and

(ix)make, execute, acknowledge and deliver all such other receipts, endorsements, notices, requests, instructions, letters and other writings, and, in general, to do any and all things and to take any and all action that the Seller Representative, in its sole and absolute discretion, may consider desirable in connection with or to carry out the Transactions.

(b)Except as expressly set forth herein, the Seller Representative will not be entitled to any fee, commission or other compensation for the performance of its services hereunder, but shall be entitled to the payment of all its out-of-pocket expenses reasonably incurred as Seller Representative. Each Seller Party shall pay on a pro rata basis all expenses and other charges and liabilities (including taxes) incurred by the Seller Representative or its Affiliates, including the fees and expenses of outside legal counsel, accountants and other advisors, in connection with the Transactions.

(c)All of the indemnities, immunities and powers granted to the Seller Representative under this Agreement will survive the Closing Date or any termination of this Agreement, the Escrow Agreement or any other Ancillary Document.

(d)The grant of authority provided for herein (i) is coupled with an interest and is irrevocable and survives the death, incompetency, bankruptcy or liquidation of any Seller Party, (ii) will survive the consummation of the Transactions, and (iii) shall be binding on each Seller Party’s successors, heirs and assigns.

(e)Each Buyer Party shall have the right to conclusively rely (without further inquiry or investigation) upon all actions taken (including any documents delivered) or omitted to be taken by the Seller Representative in its capacity as a representative of each Seller Party pursuant to this Agreement, the Escrow Agreement or any other Ancillary Document, all of which actions and omissions shall be legally binding upon each Seller Party.

Section 9.2Limitations on Liability

.

(a)Each Buyer Party and each Seller Party acknowledge and agree that the Seller Representative, in its capacity as the Seller Representative, is a party to this Agreement, the Escrow Agreement and the other Ancillary Documents solely to perform certain administrative functions in connection with the consummation of the Transactions. Accordingly, each Buyer Party and each Seller Party acknowledge and agree that the Seller Representative has no liability to, and will not be liable for any Costs of, any Party or any other Person in connection with any obligations of the Seller Representative under this Agreement, the Escrow Agreement, any other Ancillary Document or otherwise in connection with the Transactions, except to the extent such Costs are proven to be the direct result of gross negligence or willful misconduct by the Seller Representative in connection with the performance of its obligations hereunder or thereunder. Each Seller Party acknowledges and agrees that no Buyer Party will be responsible for any obligations of the Seller Representative (or any failure to comply with such obligations), including for any amounts relating to the Sellers’ Representative Costs.

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(b)In the performance of its duties hereunder, the Seller Representative shall be entitled to (i) rely upon any document or instrument reasonably believed to be genuine, accurate as to content and signed by any Seller Party or any other Party hereunder and (ii) assume that any Person purporting to give any notice in accordance with the provisions hereof has been duly authorized to do so.

(c)Each Seller Party (i) agrees that all actions taken by the Seller Representative under this Agreement, the Escrow Agreement, any other Ancillary Document or otherwise in connection with the Transactions shall be binding upon such Seller Party and its successors as if expressly confirmed and ratified in writing by such Seller Party and (ii) waives any and all claims and defenses which may be available to contest, negate or disaffirm the action of the Seller Representative taken in good faith under this Agreement, the Escrow Agreement, any other Ancillary Document or otherwise in connection with the Transactions.

Article X
MISCELLANEOUS

Section 10.1Survival

.  This Article X and those covenants and agreements set forth in this Agreement and any Ancillary Document that by their terms contemplate performance in whole or in part after the Closing shall survive the Closing.  All other representations, warranties, covenants and agreements in this Agreement and any Ancillary Document shall not survive the Closing. Notwithstanding the foregoing sentence, the limitations set forth in this Section 10.1 shall not apply to any claim arising from Fraud.

Section 10.2Entire Agreement

.  This Agreement, together with the Confidentiality Agreement, the Escrow Agreement, and the Guaranty, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

Section 10.3Assignment

.  This Agreement shall not be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Any attempted assignment of this Agreement not in accordance with the terms of this Section 10.3 shall be void. Notwithstanding the foregoing, the Buyer Parties may designate all or any of their rights and duties hereunder to one or more Persons at or prior to the Closing, provided Buyer will continue to remain primarily liable under this Agreement notwithstanding any such designation and no such assignment shall impair or otherwise affect the Guaranty.

Section 10.4Notices

.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e‑mail (upon the sender’s receipt of confirmation (which may be in the form of an automated electronic response) or upon the first attempted delivery on a Business Day), or by registered or certified mail (postage prepaid, return receipt requested) to the other Parties as follows:

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To any Buyer Party:

c/o Blackstone Real Estate Advisors L.P.

345 Park Avenue

New York, New York 10154

Attn: Head, U.S. Asset Management

Email: realestatenotices@blackstone.com

with a copy (which shall not constitute notice) to:

c/o Blackstone Real Estate Advisors L.P.

345 Park Avenue

New York, New York 10154

Attn: General Counsel

E-mail: realestatenotices@blackstone.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Sasan Mehrara

     Brian Stadler

E‑mail:     smehrara@stblaw.com

     bstadler@stblaw.com

To the Seller Representative, any Seller Party, Management Holdings or any Acquired Company:

c/o GLP Pte. Ltd
100 Wilshire Boulevard, Suite 940

Santa Monica, CA 90401

Attention:Alan Yang

Adam Berns
E‑mail:ayang@glprop.com

aberns@glprop.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:Michael P. Brueck, P.C.
Sarkis Jebejian, P.C.

                  David L. Perechocky
E‑mail:michael.brueck@kirkland.com
sarkis.jebejian@kirkland.com

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                  david.perechocky@kirkland.com

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 10.5Fees and Expenses

.  Except as otherwise set forth in this Agreement (including the penultimate sentence of Section 6.3(b), Section 6.8(b), Section 8.2(b), Section 8.2(c) and Section 8.2(g)), all fees and expenses incurred in connection with this Agreement and the Transactions, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses.

Section 10.6Construction; Interpretation

.  The term “this Agreement” means this Agreement together with the schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof.  The headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.  No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed as if drafted jointly by the Parties.  Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the schedules and exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) references to “$” or “dollar” or “US$” shall be references to United States dollars and (f) the term “or” shall not be exclusive and shall mean “and/or.”  Where a reference in this Agreement is made (i) to any agreement (including this Agreement), contract, statute or regulation, such reference shall be to (except as context may otherwise require) the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof) and (ii) to any statute or regulation, such reference shall also be to any rules or regulations promulgated thereunder.

Section 10.7Exhibits and Schedules

.  All exhibits and schedules are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement.  Any item disclosed in any section or subsection of the Disclosure Schedules shall be deemed to have been disclosed with respect to every other section or subsection if the relevance of such disclosure to such other section or subsection is reasonably apparent.  The specification of any dollar amount in the representations or warranties contained in this Agreement or the inclusion of any specific item in any section of the Disclosure Schedules is not intended to imply that such amounts, or higher or lower amounts or the items so included or other items, are or are not material, and no Person shall use the fact of the setting of such amounts or the inclusion of any such item in any dispute or controversy as to whether any obligation, items or matter is or is not material for purposes of this Agreement or whether a Company Material Adverse Effect has, would or could occur.

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Section 10.8No Third Party Beneficiaries

.  This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns and, except as provided in Section 6.6, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 10.9Severability

.  If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party.

Section 10.10Counterparts; Facsimile Signatures

.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

Section 10.11Knowledge

.  For all purposes of this Agreement, (a) the phrase “to the knowledge of Sellers” and any derivations thereof shall mean, as of the applicable date, the actual knowledge of the Persons set forth on Section 10.11(a) of the Disclosure Schedules after due and reasonable inquiry, none of whom shall have any personal liability or obligations regarding such knowledge, and (b) the phrase “to the knowledge of Buyer” and any derivations thereof shall mean, as of the applicable date, the actual knowledge of the Persons set forth on Section 10.11(b) of the Disclosure Schedules after due and reasonable inquiry, none of whom shall have any personal liability or obligations regarding such knowledge.

Section 10.12No Recourse

.  Notwithstanding anything that may be expressed or implied in this Agreement, (a) each Buyer Party agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against, and no personal liability whatsoever shall attach to, any past, present or future Group Company Related Person (other than Seller Parties, Management Holdings, the Seller Representative or the Acquired Companies in accordance with the terms of this Agreement) or any of their respective heirs and estates, whether by virtue of any legal or equitable proceeding or any statute, regulation or other applicable Law and (b) each Seller Party and Management Holdings agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against, and no personal liability whatsoever shall attach to, any past, present or future Buyer Non-Recourse Party (other than Buyer Parties in accordance with the terms of this Agreement or Guarantor under, and subject to the terms and limitations of, the Guaranty) or any of their respective heirs and estates, whether by virtue of any legal or equitable proceeding or any statute, regulation or other applicable Law.  Except as expressly provided by this Agreement, from and after the Closing, no Person will have any entitlement, remedy or recourse, whether in contract, tort or otherwise, with respect to this Agreement or the Transactions, it being agreed that all such entitlements, remedies and recourse are expressly waived and released by the Parties provided that this sentence shall not apply to any claim arising from Fraud or pursuant to the Confidentiality Agreement.

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Section 10.13Governing Law

.  This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

Section 10.14Jurisdiction and Venue

.  Each of the Parties (a) submits to the exclusive jurisdiction of (i) the Court of Chancery of the State of Delaware and (ii) to the extent the Court of Chancery of the State of Delaware does not have jurisdiction, the United States District Court of the District of Delaware, as well as to the jurisdiction of all courts to which an appeal may be taken from any such courts, in any action or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and (c) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto.  Each Party agrees that service of summons and complaint or any other process that might be served in any action or proceeding may be made on such Party by sending or delivering a copy of the process to the Party to be served at the address of the Party and in the manner provided for the giving of notices in Section 10.4.  Nothing in this Section 10.14, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law.  Each Party agrees that a final, non‑appealable judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law.

Section 10.15WAIVER OF JURY TRIAL

.  EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE of action (A) arising under this Agreement or (B) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any of the transactions related hereto, in each case, whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise.  Each Party hereby further agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the Parties may file a copy of this Agreement with any court as written evidence of the consent of the Parties to the waiver of their right to trial by jury.

Section 10.16Specific Performance

.

(a)The Parties agree that irreparable damage for which monetary damages, even if available, may not be an adequate remedy in the event that the Seller Parties, Management Holdings, the Seller Representative and/or the Acquired Companies do not perform their respective obligations under the provisions of this Agreement in accordance with their specific terms or otherwise breach such provisions.  It is accordingly agreed that, prior to the valid termination of this Agreement pursuant to Section 8.1, the Buyer Parties shall be entitled to seek an injunction or injunctions, specific performance and other equitable relief.  In no case

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shall the Buyer Parties be entitled to receive both a grant of specific performance and the payment of any monetary damages.  The Parties agree that none of the Seller Parties, Management Holdings, the Seller Representative and/or the Acquired Companies shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to enforce specifically the terms and provisions of this Agreement; provided, however, that the Seller Representative shall be entitled to seek specific performance to prevent any breach by a Buyer Party of Section 6.3(a).

(b)The Parties further agree (i) the seeking of remedies pursuant to Section 10.16(a) shall not in any respect constitute a waiver by any Buyer Party seeking such remedies of its respective right to seek its remedies under Section 8.2(b), in the event that this Agreement has been terminated or in the event that the remedies provided for in Section 10.16(a) are not available or otherwise not granted, and (ii) nothing set forth in this Agreement shall require any Buyer Party to institute any proceeding for (or limit any Buyer Party’s right to institute any proceeding for) specific performance under this Section 10.16 prior or as a condition to exercising any termination right under Article VIII (and pursuing its remedies after such termination pursuant to Section 8.2(b)), nor shall the commencement of any legal proceeding by any Buyer Party seeking remedies pursuant to Section 10.16(a) or anything set forth in this Section 10.16 restrict or limit Buyer’s right to terminate this Agreement in accordance with the terms of Article VIII and pursue its remedies under Section 8.2(b).

Section 10.17Amendment

.  This Agreement may be amended or modified only by a written agreement executed and delivered by Buyer and the Seller Representative.  This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any Party or Parties effected in a manner which does not comply with this Section 10.17 shall be void.

Section 10.18Extension; Waiver

.  Subject to Section 8.1(d), at any time prior to the Closing, each of Buyer (on behalf of the Buyer Parties) and the Seller Representative (on behalf of the Seller Parties, Management Holdings, the Acquired Companies and itself) may (a) extend the time for the performance of any of the obligations or other acts of any other Party contained herein, (b) waive any inaccuracies in the representations and warranties of any other Party contained herein or in any document, certificate or writing delivered by any other Party pursuant hereto or (c) waive compliance by any other Party with any of the agreements or conditions contained herein.  Any agreement on the part of any Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party.  The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights. For purposes of this Section 10.18, the Buyer Parties shall be treated as a single Party, and the Seller Parties, Management Holdings, the Acquired Companies and the Seller Representative shall collectively be treated as a single Party.

*     *     *     *     *

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SELLERS:

NEW WESTERN HOLDINGS, LLC

By:_/s/ Mark Tan______________________
Name:  Mark Tan

Title:    Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SELLERS: (cont.)

GLOBAL PALM TREE LP

By: Western Global Palm Tree GP LLC,

its general partner

By: New Western Holdings, LLC,

its managing member

By:_/s/ Mark Tan______________________
Name:  Mark Tan

Title:    Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SELLERS: (cont.)

GLOBAL BASS LP

By: Western Global Palm Tree GP LLC,

its general partner

By: New Western Holdings, LLC,

its managing member

By:_/s/ Mark Tan___________________________	Name: Mark Tan Title: Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SELLERS: (cont.)

KOREA INVESTMENT CORPORATION

By:_/s/ Jea Young, Huh
Name: Jea Young, Huh

Title:   Managing Director

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SELLERS: (cont.)

AMPLE GLOW INVESTMENTS LIMITED

By:_/s/ Haisong Jiao
Name:  Haisong Jiao

Title: Authorized Representative
By:__/s/ Shuiwen Hu Name: Shuiwen Hu

Title:    Authorized Representative

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SELLERS: (cont.)

GLOBAL STAR TREE LP

By: Western Global Palm Tree GP LLC,

its general partner

By: New Western Holdings, LLC,

its managing member

By:__/s/ Mark Tan	Name: Mark Tan

Title:    Authorized Representative

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SELLERS: (cont.)

GLOBAL PINE TREE LP

By: Western Global Palm Tree GP LLC,

its general partner

By: New Western Holdings, LLC,

its managing member

By:_/s/ Mark Tan _	Name: Mark Tan

Title:    Authorized Representative

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SELLERS: (cont.)

HARVEST LOGISTICS INVESTMENT, LP

By: Harvest Logistics Investment GP, LLC,
its general partner

By:  /s/ Mark Tan

Name:Mark Tan

Title:Authorized Representative

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES:

ICON NEWCO POOL 1 TEXAS, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 1 LA BUSINESS PARKS, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 1 LA NON-BUSINESS PARKS, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 1 INLAND EMPIRE/OC NON-BUSINESS PARKS, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 1 SF BUSINESS PARKS, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 1 SF NON-BUSINESS PARKS, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 1 WEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 1 WEST/SOUTHWEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 2, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 2 NORTHEAST/SOUTHWEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 2 WEST/NORTHEAST/MIDWEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 3 NEVADA, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 3 WEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 3 MIDWEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 3 MIDWEST/SOUTHEAST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 4 DC/VA, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 4 NJ, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 4 NORTHEAST/MIDWEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 5 GA/FL, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 5 SOUTH FL, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 5 NC/TN, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 6 AUSTIN, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 6 DALLAS, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 6 EL PASO, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

ICON NEWCO POOL 6 WEST/SOUTHWEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

WESTERN A MIDWEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

WESTERN A SOUTH, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

WESTERN A WEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

WESTERN A EAST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

WESTERN B SOUTHEAST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

WESTERN B NORTHWEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

WESTERN B SOUTH, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

WESTERN B WEST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

WESTERN B EAST, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

WESTERN C REIT, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

HARVEST A REIT, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

HARVEST B REIT, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

ACQUIRED COMPANIES: (cont.)

HARVEST C REIT, LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

GLP US MANAGEMENT HOLDINGS LLC

By:  /s/ Stephen Schutte

Name:Stephen Schutte

Title:Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SELLER REPRESENTATIVE:

GLP US MANAGEMENT HOLDINGS II LLC

By: /s/ Alan Yang

Name:Alan Yang

Title:   Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

BUYER:

BRE JUPITER LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS:

JUPITER INDUSTRIAL MERGER SUB 1 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 2 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 3 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 4 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 5 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 6 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 7 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 8 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 9 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 10 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 11 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 12 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 13 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 14 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 15 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 16 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 17 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 18 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 19 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 20 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 21 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 22 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 23 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 24 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

MERGER SUBS: (cont.)

JUPITER INDUSTRIAL MERGER SUB 25 LLC

By:  /s/ Tyler Henritze

Name:  Tyler Henritze

Title: Senior Managing Director and Vice President

[Signature Page to Transaction Agreement]

Exhibit A - Sellers, Acquired Companies and Merger Subs

USIP II Sellers

Ample Glow Investments Limited, a British Virgin Islands company

Global Bass LP, a Delaware limited partnership

Global Palm Tree LP, a Delaware limited partnership

Global Pine Tree LP, a Delaware limited partnership

Global Star Tree LP, a Delaware limited partnership

Korea Investment Corporation, a statutory judicial corporation organized under the laws of the Republic of Korea, in its capacity as agent for the Ministry of Strategy and Finance of the Republic of Korea

New Western Holdings, LLC, a Delaware limited liability company

USIP I Companies	Merger Subs
Icon Newco Pool 1 Texas, LLC	Jupiter Industrial Merger Sub 1 LLC
Icon Newco Pool 1 LA Business Parks, LLC	Jupiter Industrial Merger Sub 2 LLC
Icon Newco Pool 1 LA Non-Business Parks, LLC	Jupiter Industrial Merger Sub 3 LLC
Icon Newco Pool 1 Inland Empire/OC Non-Business Parks, LLC	Jupiter Industrial Merger Sub 4 LLC
Icon Newco Pool 1 SF Business Parks, LLC	Jupiter Industrial Merger Sub 5 LLC
Icon Newco Pool 1 SF Non-Business Parks, LLC	Jupiter Industrial Merger Sub 6 LLC
Icon Newco Pool 1 West, LLC	Jupiter Industrial Merger Sub 7 LLC
Icon Newco Pool 1 West/Southwest, LLC	Jupiter Industrial Merger Sub 8 LLC
Icon Newco Pool 2, LLC	Jupiter Industrial Merger Sub 9 LLC
Icon Newco Pool 2 Northeast/Southwest, LLC	Jupiter Industrial Merger Sub 10 LLC
Icon Newco Pool 2 West/Northeast/Midwest, LLC	Jupiter Industrial Merger Sub 11 LLC

Icon Newco Pool 3 Nevada, LLC	Jupiter Industrial Merger Sub 12 LLC
Icon Newco Pool 3 West, LLC	Jupiter Industrial Merger Sub 13 LLC
Icon Newco Pool 3 Midwest, LLC	Jupiter Industrial Merger Sub 14 LLC
Icon Newco Pool 3 Midwest/Southeast, LLC	Jupiter Industrial Merger Sub 15 LLC
Icon Newco Pool 4 DC/VA, LLC	Jupiter Industrial Merger Sub 16 LLC
Icon Newco Pool 4 NJ, LLC	Jupiter Industrial Merger Sub 17 LLC
Icon Newco Pool 4 Northeast/Midwest, LLC	Jupiter Industrial Merger Sub 18 LLC
Icon Newco Pool 5 GA/FL, LLC	Jupiter Industrial Merger Sub 19 LLC
Icon Newco Pool 5 South FL, LLC	Jupiter Industrial Merger Sub 20 LLC
Icon Newco Pool 5 NC/TN, LLC	Jupiter Industrial Merger Sub 21 LLC
Icon Newco Pool 6 Austin, LLC	Jupiter Industrial Merger Sub 22 LLC
Icon Newco Pool 6 Dallas, LLC	Jupiter Industrial Merger Sub 23 LLC
Icon Newco Pool 6 El Paso, LLC	Jupiter Industrial Merger Sub 24 LLC
Icon Newco Pool 6 West/Southwest, LLC	Jupiter Industrial Merger Sub 25 LLC

USIP II Companies

Western A Midwest, LLC

Western A South, LLC

Western A West, LLC

Western A East, LLC

Western B Southeast, LLC

Western B Northwest, LLC

Western B South, LLC

Western B West, LLC

Western B East, LLC

Western C REIT, LLC

USIP III Companies
Harvest A REIT, LLC Harvest B REIT, LLC Harvest C REIT, LLC